UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES

Investment Company Act File Number: 811-08397

THE MARSICO INVESTMENT FUND

(Exact Name of Registrant as Specified in Charter)

1200 17th Street, Suite 1700

Denver, CO 80202

(Address of Principal Executive Offices) (Zip Code)

The Corporation Trust Company

The Marsico Investment Fund

Corporation Trust Center 1209 Orange Street

Wilmington, Delaware 19802

(Name and address of Agent for Service of Process)

Copies to:

Anthony H. Zacharski

Dechert LLP

1095 Avenue of the Americas

New York, NY 10036

Registrant's Telephone Number, including Area Code: 1-888-860-8686

Date of fiscal year end: September 30

Date of Reporting Period: September 30, 2023

Item 1.	Reports to Stockholders

THE MARSICO INVESTMENT FUND

ANNUAL REPORT

SEPTEMBER 30, 2023

MARSICO FUNDS®

Class/Ticker

MARSICO FOCUS FUND INVESTOR CLASS (MFOCX) INSTITUTIONAL CLASS (MIFOX)
MARSICO GROWTH FUND INVESTOR CLASS (MGRIX) INSTITUTIONAL CLASS (MIGWX)
MARSICO MIDCAP GROWTH FOCUS FUND INVESTOR CLASS (MXXIX) INSTITUTIONAL CLASS (MIDFX)
MARSICO INTERNATIONAL OPPORTUNITIES FUND INVESTOR CLASS (MIOFX) INSTITUTIONAL CLASS (MIIOX)
MARSICO GLOBAL FUND INVESTOR CLASS (MGLBX) INSTITUTIONAL CLASS (MIGOX)

OCTOBER 2023

DEAR SHAREHOLDER:

Enclosed is your annual report for each portfolio of The Marsico Investment Fund (the “Marsico Funds”) encompassing the one-year fiscal period from October 1, 2022, to September 30, 2023.

The purpose of this report is to provide a review of the Marsico Funds’ one-year investment results by discussing what we believe were the main areas that impacted performance – including the macroeconomic environment, sector and industry positioning, and individual stock selection – as compared to the Funds’ performance benchmark indices.

For updated information regarding each Fund’s overall investment positioning and performance, please refer to the Funds’ website at marsicofunds.com.(1)

NOTE REGARDING CHANGES TO THE MARSICO INTERNATIONAL OPPORTUNITIES FUND AND THE MARSICO GLOBAL FUND PORTFOLIO MANAGEMENT TEAMS

Effective April 17, 2023, Robert G. Susman no longer served as a co-portfolio manager of the Marsico International Opportunities Fund and the Marsico Global Fund. In addition, Peter C. Marsico and James D. Marsico were added as co-portfolio managers of those Funds effective that same date. Thomas F. Marsico continues to serve as a portfolio manager to both the Marsico International Opportunities Fund and the Marsico Global Fund.

(1)	The references to the Marsico Funds website (marsicofunds.com) included throughout this annual report do not incorporate the website’s contents into this report.

TABLE OF CONTENTS

KEY FUND STATISTICS	2
MARKET ENVIRONMENT	5
MARSICO FOCUS FUND
Investment Review	6
Fund Overview	8
Schedule of Investments	9
MARSICO GROWTH FUND
Investment Review	10
Fund Overview	12
Schedule of Investments	13
MARSICO MIDCAP GROWTH FOCUS FUND
Investment Review	15
Fund Overview	17
Schedule of Investments	18
MARSICO INTERNATIONAL OPPORTUNITIES FUND
Investment Review	20
Fund Overview	22
Schedule of Investments	23
MARSICO GLOBAL FUND
Investment Review	25
Fund Overview	27
Schedule of Investments	28
FINANCIAL STATEMENTS	30
NOTES TO FINANCIAL STATEMENTS	40
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	46
EXPENSE EXAMPLE	47
REVIEW OF LIQUIDITY RISK MANAGEMENT PROGRAM	49
OTHER INFORMATION	50
TRUSTEE AND OFFICER INFORMATION	51

KEY FUND STATISTICS (UNAUDITED)

Marsico Focus Fund		Marsico Growth Fund		Marsico Midcap Growth Focus Fund
For additional disclosures, please see page 8.		For additional disclosures, please see page 12.		For additional disclosures, please see page 17.
PERFORMANCE COMPARISON(1)(2)		PERFORMANCE COMPARISON(1)(2)		PERFORMANCE COMPARISON(1)(2)
Average Annualized Returns		Average Annualized Returns		Average Annualized Returns

INVESTOR CLASS TOTAL ANNUAL OPERATING EXPENSES* 1.03% INSTITUTIONAL CLASS TOTAL ANNUAL OPERATING EXPENSES* 0.66%		INVESTOR CLASS TOTAL ANNUAL OPERATING EXPENSES* 1.20% INSTITUTIONAL CLASS TOTAL ANNUAL OPERATING EXPENSES* 0.93%		INVESTOR CLASS TOTAL ANNUAL OPERATING EXPENSES* 1.35% INSTITUTIONAL CLASS TOTAL ANNUAL OPERATING EXPENSES* 1.12%
SECTOR ALLOCATION(4)		SECTOR ALLOCATION(4)		SECTOR ALLOCATION(4)

TOP FIVE HOLDINGS		TOP FIVE HOLDINGS		TOP FIVE HOLDINGS

MICROSOFT CORP.	11.47%	MICROSOFT CORP.	7.95%	SYNOPSYS, INC.	6.41%
NVIDIA CORP.	9.27%	NVIDIA CORP.	7.60%	CHIPOTLE MEXICAN GRILL, INC.	5.13%
META PLATFORMS, INC. - CL. A	7.87%	META PLATFORMS, INC. - CL. A	6.44%	CONSTELLATION SOFTWARE, INC.	4.56%
APPLE, INC.	6.12%	AMAZON.COM, INC.	5.62%	AMPHENOL CORP. - CL. A	4.37%
AMAZON.COM, INC.	6.11%	ALPHABET, INC. - CL. A	5.17%	KLA CORP.	4.18%

For additional disclosures about the Marsico Funds, please see page 4. The performance data quoted here represent past performance, and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost.

KEY FUND STATISTICS (UNAUDITED)

Marsico International Opportunities Fund		Marsico Global Fund
For additional disclosures, please see page 22.		For additional disclosures, please see page 27.
PERFORMANCE COMPARISON(1)(2)		PERFORMANCE COMPARISON(1)(2)
Average Annualized Returns		Average Annualized Returns

INVESTOR CLASS TOTAL ANNUAL OPERATING EXPENSES* 1.71% NET EXPENSES* † 1.50% INSTITUTIONAL CLASS TOTAL ANNUAL OPERATING EXPENSES* 1.81% NET EXPENSES* † 1.25%		INVESTOR CLASS TOTAL ANNUAL OPERATING EXPENSES* 1.38% NET EXPENSES* † 1.46% INSTITUTIONAL CLASS TOTAL ANNUAL OPERATING EXPENSES* 1.07%
SECTOR ALLOCATION(4)		SECTOR ALLOCATION(4)

TOP FIVE HOLDINGS		TOP FIVE HOLDINGS

ASTRAZENECA PLC	5.16%	HERMES INTERNATIONAL	7.65%
NOVO NORDISK A/S - CL. B	5.10%	META PLATFORMS, INC. - CL. A	6.43%
SAP S.E.	4.84%	MICROSOFT CORP.	5.19%
ASML HOLDING N.V.	4.65%	AMAZON.COM, INC.	5.07%
AIRBUS S.E.	4.56%	ELI LILLY & COMPANY	5.06%

Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 888-860-8686 or visit marsicofunds.com.

KEY FUND STATISTICS (UNAUDITED)

ADDITIONAL DISCLOSURES ABOUT THE MARSICO FUNDS

*	The Total Annual Operating Expenses and Net Expenses are reflective of the information disclosed in the Funds’ Prospectus dated January 31, 2023, as supplemented. The information may differ from the expense ratios disclosed in this report.

†	Marsico Capital Management, LLC (the “Adviser”) has entered into a written expense limitation and fee waiver agreement under which it has agreed (i) to limit the total expenses of the Investor Class of each Fund (excluding taxes, interest, acquired fund fees and expenses, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments) to an annual rate of 1.50% of the average net assets attributable to Investor Class shares of the International Opportunities Fund and Global Fund, and (ii) to limit the total expenses of the Institutional Class of each Fund (excluding taxes, interest, acquired fund fees and expenses, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments) to an annual rate of 1.25% of the average net assets attributable to Institutional Class shares of the International Opportunities Fund and Global Fund, until January 31, 2024. This expense limitation and fee waiver agreement may be terminated by the Adviser at any time after January 31, 2024, upon 15 days prior notice to the Fund and its administrator. The Adviser may recoup from a Fund (or share class as applicable) any fees previously waived and/or expenses previously reimbursed by the Adviser with respect to that Fund or share class, as applicable, including any applicable waivers which may apply to a specific share class, pursuant to this agreement (including waivers or reimbursements under previous expense limitations), if (1) such recoupment by the Adviser does not cause the Fund’s share class, at the time of recoupment, to exceed the lesser of (a) the expense limitation in effect at the time the relevant amount was waived and/or reimbursed, or (b) the expense limitation in effect at the time of the proposed recoupment, and (2) the recoupment is made within three years after the fiscal year end date as of which the amount to be waived or reimbursed was determined and the waiver or reimbursement occurred. In accordance with the Funds’ Multi-Class Plan, amounts eligible for recoupment from periods prior to the addition of the Institutional Class will continue to be eligible for recoupment from the Investor Class.

(1)	The performance data quoted here represent past performance, and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 888-860-8686 or visit marsicofunds.com.

The performance included in the chart does not reflect the deduction of taxes on Fund distributions or the redemption of Fund shares.

All indices are unmanaged and investors cannot invest directly in an index.

(2)	Periodically, certain fees and expenses have been waived or reimbursed by the Adviser for the Funds. In the absence of such a waiver or reimbursement, the performance returns reflected would have been reduced. In accordance with the expense limitation and fee waiver agreement, the Adviser may recoup fees and expenses previously waived or reimbursed under certain parameters. Periodically, the Adviser has recouped such fees or expenses from the Growth Fund, Midcap Growth Focus Fund, International Opportunities Fund, and Global Fund, resulting in a lower performance return.

(3)	Institutional Class shares commenced operations on December 6, 2021. The performance attributed to the Institutional Class shares prior to that date is that of the Investor Class shares. Performance prior to December 6, 2021 has not been adjusted to reflect the lower expenses of the Institutional Class shares. During this period, Institutional Class shares would have had returns similar to, but potentially higher than, Investor Class shares due to the fact that Institutional Class shares represent interests in the same portfolio as Investor Class shares but are typically subject to lower expenses than the Investor Class shares.

(4)	Sector weightings represent the percentage of the respective Fund’s investments (excluding cash equivalents) in certain general sectors. These sectors may include more than one industry. The Fund’s portfolio composition is subject to change at any time.

MARKET ENVIRONMENT

MARKET ENVIRONMENT: OCTOBER 2022 – SEPTEMBER 2023 (UNAUDITED)

Financial markets rebounded strongly following a challenging 2022 fiscal year. The correction during the first half of the 2022 calendar year left many market participants anxious heading into calendar year 2023. Many believed that restrictive global monetary policies and higher borrowing costs would significantly slow down economic activity, leading to increased unemployment and reduced overall consumption. As a result, there was a prevailing belief that corporate profit estimates for the 2023 calendar year were too optimistic, given the cautious economic projections from leading government agencies and economic forecasters. However, by the end of September 2023, that pessimistic outlook proved to be too conservative. Economies globally displayed unexpected resilience with the United States leading the way. As of September 2023, the US boasted a moderately low unemployment rate of approximately 3.8%, which was below the Federal Reserve’s December 2022 forecast of 4.6% by the fourth quarter of 2023. As a result of better than generally anticipated economic conditions over the fiscal year, corporate profit estimates, as indicated by Bloomberg’s consensus forecast for the S&P 500 Index, remained largely unchanged throughout the period, defying the initial expectations of many economic forecasters. We believe that these and other factors contributed to the global equity market’s resurgence, propelling returns for the S&P 500 Index and MSCI EAFE Index during the fiscal period.

While the market environment was more favorable for equity markets during this fiscal period, it presented greater challenges for fixed income. Central banks worldwide continued to implement restrictive monetary policies in response to elevated inflation levels. The US Federal Reserve set the targeted policy interest rate to 5.25-5.5% in July, which it committed to maintain at its September meeting, which represented an increase of +100 basis points (“bps”) compared to the start of the calendar year. Additionally, the European Central Bank raised the deposit interest rate by +25bps to 4.0% at its most recent meeting, marking its 10th consecutive interest rate increase as it sought to combat inflation in the region. These and other factors contributed to a nearly +70bps rise in the 10-year US Treasury yield from around 3.9% in late July to around 4.6% by late September, resulting in an approximate -4.2% decline in the S&P US Treasury Bond Current 10-Year Index over that same period.

Despite the stronger-than-expected economic environment during most of the period, recent data on inflation and the labor market suggest signs of easing. The August Consumer Price Index report indicated that consumer prices, excluding food and energy, rose by +4.3% compared to the previous year, a figure lower than the annualized rate at the beginning of the year, which stood at +5.6%, and the +6.6% recorded in September 2022. Furthermore, the most recent government labor report underscored a resilient job market, albeit one that was losing momentum. In August, the US added approximately 187,000 jobs, a solid figure but lower than the gains observed earlier in the year and during the 2022 recovery. Lastly, another indicator of labor market easing was the most recent Job Opening and Labor Turnover Survey, which revealed approximately 8.8 million job openings at the end of July. This marked a decrease from approximately 9.6 million in June and approximately 10.8 million in January of the same year.

The performance of global markets during the one-year fiscal period ended September 30, 2023, is depicted below. Both US and global markets posted positive returns during the period. In general, small-capitalization stocks underperformed compared to large- and mid-capitalization equities, and emerging market equities underperformed compared to developed international equity markets.

Index Name(1)	Universe of Equities Represented	One-Year Total Return (as of September 30, 2023)
US
S&P 500	US large-capitalization equities	+21.62%
Russell 3000	US publicly-traded equities of all capitalizations	+20.46%
Russell 2000	US small-capitalization equities	+8.93%
Russell Midcap Growth	US medium-capitalization equities that exhibit growth characteristics	+17.47%

Index Name(1)	Universe of Equities Represented	One-Year Total Return (as of September 30, 2023)
INTERNATIONAL
MSCI EAFE (US$)	Equities in developed international equity markets, including Japan, Western Europe, and Australasia	+25.65%
MSCI Emerging Markets (US$)	Equities in developing international equity markets, including China, India, Eastern Europe, and Latin America	+11.70%
MSCI ACWI (US$)	Equities in the global developed and emerging markets	+20.80%

Sincerely,

THE MARSICO INVESTMENT TEAM

(1)	All indices are unmanaged and investors cannot invest directly in an index. Past performance does not guarantee future results.

FOCUS FUND

INVESTMENT REVIEW BY TOM MARSICO, PETER MARSICO, AND JIMMY MARSICO (UNAUDITED)

The Marsico Focus Fund’s(1),(2) Investor Class shares and Institutional Class shares posted total returns of +27.04%(3),(4),(5) and +27.34%,(3),(4),(5) respectively, for the one-year fiscal period ended September 30, 2023. The Fund outperformed its benchmark index(2), the S&P 500 Index, which had a total return of +21.62% over the same period. Please see the Fund’s Overview for more detailed information about the Fund’s longer-term performance for various time periods ended September 30, 2023.

The Focus Fund’s outperformance during the one-year fiscal period ended September 30, 2023, as compared to the S&P 500 Index, can primarily be attributed to stock selection and an overweight allocation to the strongest-performing sector of the benchmark index, Information Technology, as defined in the Global Industry Classification Standard (“GICS”)(6). The Fund’s performance was also bolstered by stock selection and an overweight allocation to the second strongest-performing sector of the benchmark index, Communication Services. The Fund’s results in the Health Care sector also contributed positively to performance through solid stock selection coupled with an underweight allocation to this weaker-performing sector of the benchmark index.

Information Technology sector holding NVIDIA Corp. (“NVIDIA”) (+259%) was a contributor to the Fund’s performance during the period. Many investors have been focused on ChatGPT and other generative artificial intelligence (“AI”) initiatives, and many cloud customers, communication service providers, large enterprises, and AI start-ups have been significantly increasing their spending to build large language models and other generative AI applications. NVIDIA has been one of the direct beneficiaries of these new AI tools, as their graphic processing units (“GPU”) are the workhorses of these models. NVIDIA has maintained a strong focus on research and development, consistently introducing new and advanced GPU architectures. In addition, NVIDIA issued guidance for revenues for their quarter ending in July to be $11 billion, approximately $4 billion above expectations, which also led to the stock’s positive performance.

In the Communication Services sector, Meta Platforms, Inc. – Cl. A (“Meta”) (+197%) contributed positively to the Fund’s performance during the period as the company continued to execute on its plan to drive significant efficiency improvements. During the pandemic, the company experienced substantial revenue growth, which likely gave management a false sense of confidence when increasing its level of investments in both headcount expansion and projects with lower return on capital, like the metaverse and virtual reality. The company’s aggressive pivot toward cost controls helped alleviate concerns about its near-term profitability, and management began to focus on lowering its fixed costs. Meta started to report reduced expenditures, while reaccelerating its revenue, leading to better free cash flow and equity performance.

In terms of detractors to Fund performance, stock selection and an overweight allocation to the Consumer Discretionary sector, one of the weaker-performing sectors of the benchmark index, had a negative effect during the period. Similarly, stock selection and an underweight allocation to two of the benchmark index’s stronger performing sectors – Industrials and Energy – created a drag on relative performance.

In the Consumer Discretionary sector, Amazon.com, Inc. (“Amazon”) (+8%), while positive on an absolute basis, detracted from the Fund’s relative performance during the period as the company’s forward outlook underwhelmed many investors. The company is currently grappling with slowing demand in its cloud computing business (Amazon Web Services) and overcapacity in its retail distribution business. While the slowdown could persist for the next couple of quarters, we believe the long-term trends remain positive. In particular, we believe the emergence of AI solutions should accelerate the demand for Amazon’s cloud services as corporations look to drive productivity across their workforces, while introducing innovative products and services to the marketplace.

Energy sector holding Devon Energy Corp. (“Devon”) (+2%, prior to being sold), while positive on an absolute basis, detracted from the Fund’s relative performance during the period. The company issued guidance indicating a capital expenditure budget that was well in excess of analysts’ expectations. Though it may be a near-term issue, we found Devon attractive for its past ability to generate significant free cash flow, which may not occur again for some time. Given the concentrated nature of the Fund, we felt it prudent to move the allocation away from Devon and toward companies that we believe have better prospects.

During the reporting period, the Fund increased its allocation to the Financials, Information Technology, and Industrials sectors, and decreased its exposure to the Consumer Discretionary, Health Care, and Energy sectors. The Fund also sold its sole position in the Real Estate sector that it held during the period. There were no significant changes to the Fund’s allocations to the Communication Services, Consumer Staples, or Materials sectors or the Fund’s lack of exposure to the Utilities sector.

FOCUS FUND

Fiscal Period-End Investment Posture

As of September 30, 2023, the Fund’s largest economic sector allocations included Information Technology, Consumer Discretionary, Communication Services, and Health Care. As of that date, the Fund had no investments in the Energy, Real Estate, or Utilities sectors.

Sincerely,

THOMAS F. MARSICO

PETER C. MARSICO

JAMES D. MARSICO

PORTFOLIO MANAGERS

(1)	The Focus Fund is non-diversified and may hold fewer securities than a diversified fund because it is permitted to invest a greater percentage of its assets in a smaller number of issuers. Holding securities of fewer issuers increases the risk that the value of the Fund could go down because of the poor performance of a single investment or may be more volatile than its benchmark. The Fund is subject to broad risks associated with investing in equity securities markets generally, including the risks that the securities and markets in which it invests may experience volatility and instability, that domestic and global economies and markets may undergo periods of cyclical change and decline, that investors may at times avoid investments in equity securities, and those investments may not perform as anticipated. Please see the Prospectus for more information.

(2)	The Fund is not managed to track its benchmark index, and may hold a substantially overweight or underweight position in a sector, industry, or security compared to its weight in the benchmark. The Fund may be subject to risks associated with a particular sector or other area in which it is overweight, including the risk that the stocks of companies within one area could simultaneously decline in price because of an event that affects the entire area. For informational purposes, the discussion below may compare the benchmark weight or performance of a sector or industry to the investment approach of the Fund.

(3)	The performance data quoted here represent past performance, and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 888-860-8686 or visit marsicofunds.com.

(4)	This review highlights Fund performance over a one-year fiscal period. Shareholders should keep in mind that the Fund is intended for long-term investors who hold their shares for substantially longer periods of time. You should also keep in mind that our current views and beliefs regarding all investments discussed in this report are subject to change at any time. References to specific securities, industries, and sectors discussed in this report are not recommendations to buy or sell such securities or related investments, and the Fund may not necessarily hold these securities or investments today due to the active management of the Fund. Please see the accompanying Schedule of Investments for the percentage of the Fund’s portfolio represented by the securities mentioned in this report as of the end of the reporting period.

(5)	Total returns are based on net change in net asset value assuming reinvestment of distributions. Periodically, certain fees and expenses have been waived or reimbursed by Marsico Capital Management, LLC (the “Adviser”). In the absence of such a waiver or reimbursement, the performance returns reflected would have been reduced. In accordance with the expense limitation and fee waiver agreement, the Adviser may recoup fees and expenses previously waived or reimbursed under certain parameters. Please see the Prospectus for more information.

(6)	Regarding GICS data cited throughout this report, the Global Industry Classification Standard was developed by and is the exclusive property and service mark of MSCI Inc. (“MSCI”) and Standard & Poor’s (“S&P”) and is licensed for use by the Adviser. Neither MSCI, S&P, nor the Adviser or any third party involved in compiling GICS makes any express or implied warranties or representations with respect to such standard or classification (or the results from use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability, and fitness for a particular purpose with respect to any such standard or classification. MSCI, S&P, the Adviser, and any of their affiliates or third parties involved in compiling GICS shall not have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

FOCUS FUND OVERVIEW

September 30, 2023 (Unaudited)

The Focus Fund is a non-diversified portfolio and invests primarily in the common stocks of large companies that are selected for their long-term growth potential. The Fund will normally hold a core position of between 20 and 35 common stocks.

	INVESTOR CLASS		INSTITUTIONAL CLASS
TOTAL ANNUAL OPERATING EXPENSES*	1.03%	TOTAL ANNUAL OPERATING EXPENSES*	0.66%

GROWTH OF $10,000(1)(2)(3)	PERFORMANCE COMPARISON(1)(2)
	Average Annualized Returns

SECTOR ALLOCATION(5)	TOP FIVE HOLDINGS

	MICROSOFT CORP.	11.47%
	NVIDIA CORP.	9.27%
	META PLATFORMS, INC. - CL. A	7.87%
	APPLE, INC.	6.12%
	AMAZON.COM, INC.	6.11%

*	The Total Annual Operating Expenses are reflective of the information disclosed in the Funds’ Prospectus dated January 31, 2023, as supplemented, and may differ from the expense ratios disclosed in this report.

(1)	The performance data quoted here represent past performance, and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 888-860-8686 or visit marsicofunds.com.

The performance included in the chart and graph does not reflect the deduction of taxes on Fund distributions or the redemption of Fund shares.

All indices are unmanaged and investors cannot invest directly in an index.

(2)	Periodically, certain fees and expenses have been waived or reimbursed by Marsico Capital Management, LLC (the “Adviser”). In the absence of such a waiver or reimbursement, the performance returns reflected would have been reduced. In accordance with the expense limitation and fee waiver agreement, the Adviser may recoup fees and expenses previously waived or reimbursed under certain parameters.

(3)	This chart assumes an initial investment of $10,000 made on September 30, 2013 in the Investor Class shares of the Fund. Total returns are based on net change in NAV, assuming reinvestment of distributions.

(4)	Institutional Class shares commenced operations on December 6, 2021. The performance attributed to the Institutional Class shares prior to that date is that of the Investor Class shares. Performance prior to December 6, 2021 has not been adjusted to reflect the lower expenses of the Institutional Class shares. During this period, Institutional Class shares would have had returns similar to, but potentially higher than, Investor Class shares due to the fact that Institutional Class shares represent interests in the same portfolio as Investor Class shares but are typically subject to lower expenses than the Investor Class shares.

(5)	Sector weightings represent the percentage of the Fund’s investments (excluding cash equivalents) in certain general sectors. These sectors may include more than one industry. The Fund’s portfolio composition is subject to change at any time.

SCHEDULE OF INVESTMENTS

MARSICO FOCUS FUND

SCHEDULE OF INVESTMENTS

As of September 30, 2023

	Number of Shares	Value	Percent of Net Assets
COMMON STOCKS
Application Software
Adobe, Inc.*	26,372	$13,447,083	2.01%
Synopsys, Inc.*	64,479	29,593,927	4.41
		43,041,010	6.42
Automobile Manufacturers
Tesla, Inc.*	122,405	30,628,179	4.57

Broadline Retail
Amazon.com, Inc.*	322,395	40,982,852	6.11

Consumer Staples Merchandise Retail
Costco Wholesale Corp.	43,148	24,376,894	3.63

Financial Exchanges & Data
S&P Global, Inc.	51,518	18,825,192	2.81

Interactive Media & Services
Alphabet, Inc. - Cl. A*	237,440	31,071,398	4.63
Meta Platforms, Inc. - Cl. A*	175,738	52,758,305	7.87
		83,829,703	12.50
Managed Health Care
UnitedHealth Group, Inc.	31,814	16,040,301	2.39

Passenger Airlines
Delta Air Lines, Inc.	613,438	22,697,206	3.38

Pharmaceuticals
Eli Lilly & Company	68,722	36,912,648	5.50
Zoetis, Inc.	74,301	12,926,888	1.93
		49,839,536	7.43
Restaurants
Chipotle Mexican Grill, Inc.*	15,132	27,719,252	4.13

Semiconductor Materials & Equipment
ASML Holding N.V. - NY Reg. Shs.	41,861	24,641,896	3.67

Semiconductors
NVIDIA Corp.	142,959	62,185,735	9.27

Specialty Chemicals
The Sherwin-Williams Company	102,810	26,221,691	3.91

Systems Software
Microsoft Corp.	243,678	76,941,328	11.47
ServiceNow, Inc.*	34,029	19,020,850	2.83
		95,962,178	14.30
Technology Hardware, Storage & Peripherals
Apple, Inc.	239,936	41,079,443	6.12

Transaction & Payment Processing Services
Visa, Inc. - Cl. A	119,111	27,396,721	4.08

TOTAL COMMON STOCKS
(Cost $355,192,834)		635,467,789	94.72

SHORT-TERM INVESTMENTS
State Street Institutional Treasury Money Market Fund - Premier Class, 5.28%#	38,603,267	38,603,267	5.76

TOTAL SHORT-TERM INVESTMENTS
(Cost $38,603,267)		38,603,267	5.76

TOTAL INVESTMENTS
(Cost $393,796,101)		674,071,056	100.48

Liabilities, Less Cash and Other Assets		(3,195,430)	(0.48)

NET ASSETS		$670,875,626	100.00%

SUMMARY OF FAIR VALUE MEASUREMENTS

As of September 30, 2023, all investments disclosed in the preceding Schedule of Investments were classified as Level 1.

For more information on investment valuation and valuation inputs, refer to Note 2(a) in the Notes to Financial Statements.

*	Non-income producing.
#	Rate shown is the 7-day yield as of September 30, 2023.

See notes to financial statements.

GROWTH FUND

INVESTMENT REVIEW BY TOM MARSICO, PETER MARSICO, AND JIMMY MARSICO (UNAUDITED)

The Marsico Growth Fund’s(1),(2) Investor Class shares and Institutional Class shares posted total returns of +27.90%(3),(4),(5) and +28.27%,(3),(4),(5) respectively, for the one-year fiscal period ended September 30, 2023. The Fund outperformed its benchmark index(2), the S&P 500 Index, which had a total return of +21.62% over the same period. Please see the Fund’s Overview for more detailed information about the Fund’s longer-term performance for various time periods ended September 30, 2023.

The Growth Fund’s outperformance during the one-year fiscal period ended September 30, 2023, as compared to the S&P 500 Index, can primarily be attributed to stock selection and overweight allocations to the two strongest-performing sectors of the benchmark index, Information Technology and Communication Services, as defined in the Global Industry Classification Standard (“GICS”)(6). The Fund’s results in the Consumer Staples sector also contributed positively to performance through solid stock selection coupled with an underweight allocation to this weaker-performing sector of the benchmark index.

Information Technology sector holding, NVIDIA Corp. (“NVIDIA”) (+257%) was a contributor to the Fund’s performance during the period. Many investors have been focused on ChatGPT and other generative artificial intelligence (“AI”) initiatives, and many cloud customers, communication service providers, large enterprises, and AI start-ups have been significantly increasing their spending to build large language models and other generative AI applications. NVIDIA has been one of the direct beneficiaries of these new AI tools, as their graphic processing units (“GPU”) are the workhorses of these models. NVIDIA has maintained a strong focus on research and development, consistently introducing new and advanced GPU architectures. In addition, NVIDIA issued guidance for revenues for their quarter ending in July to be $11 billion, approximately $4 billion above expectations, which also led to the stock’s positive performance.

In the Communication Services sector, Meta Platforms, Inc. – Cl. A (“Meta”) (+195%) contributed positively to the Fund’s performance during the period as the company continued to execute on its plan to drive significant efficiency improvements. During the pandemic, the company experienced substantial revenue growth, which likely gave management a false sense of confidence when increasing its level of investments in both headcount expansion and projects with lower return on capital, like the metaverse and virtual reality. The company’s aggressive pivot toward cost controls helped alleviate concerns about its near-term profitability, and management began to focus on lowering its fixed costs. Meta started to report reduced expenditures, while reaccelerating its revenue, leading to better free cash flow and equity performance.

In terms of detractors to Fund performance, stock selection coupled with underweight allocations to the Energy and Industrials sectors, two stronger-performing sectors of the benchmark index, had a negative effect during the period. Similarly, stock selection and an overweight allocation to the benchmark index’s weaker-performing Consumer Discretionary sector created a drag on relative performance.

In the Energy sector, Pioneer Natural Resources Company (“Pioneer”) (-0.20% prior to being sold) was a detractor from the Fund’s performance during the period. We sold the Fund’s position in Pioneer as geopolitical tensions threatened oil demand and overall dampening economic growth prospects contributed to uncertainty around the trajectory of the earnings for the company. Although Pioneer holds a competitive edge with low-cost operations due to its strong assets in the Permian Basin, the company remains vulnerable to oil price volatility. Given the uncertainty of the growth prospects for Pioneer, we looked to positions in other companies that may have a better ability to sustain growth under current and foreseeable economic conditions.

Industrials sector holding Uber Technologies, Inc. (“Uber”) (-26%) was a detractor from the Fund’s performance during the period as continued regulatory headwinds and competitive pressures adversely impacted many investors’ sentiment on the stock. Employee classification for its drivers globally remains an issue that we believe clouds the potential margin trajectory for the company. Continued media headlines and focus from regulators has remained as an overhang. Other companies have also entered the mobility space with the potential of disrupting the core operations for Uber, including the potential for driverless taxi fleets. Uber continues to sustain strong growth and operating margin improvement, but these longer-term potential disruptors pressured the stock downward during the period.

There were several sector adjustments made to the Fund during the reporting period. The Fund increased its allocation to the Financials, Information Technology, and Communication Services sectors. Meanwhile, the Fund decreased its exposure to the Consumer Discretionary, Health Care, Consumer Staples, and Materials sectors, and sold its positions in the Energy and Real Estate sectors. Additionally, there was no significant change to the Fund’s allocation to the Industrials sector or the Fund’s lack of exposure to the Utilities sector.

GROWTH FUND

Fiscal Period-End Investment Posture

As of September 30, 2023, the Fund’s largest economic sector allocations included Information Technology, Communication Services, and Consumer Discretionary. As of that date, the Fund had no investments in the Energy, Real Estate, or Utilities sectors.

Sincerely,

THOMAS F. MARSICO

PETER C. MARSICO

JAMES D. MARSICO

PORTFOLIO MANAGERS

(1)	The Fund is subject to broad risks associated with investing in equity securities markets generally, including the risks that the securities and markets in which it invests may experience volatility and instability, that domestic and global economies and markets may undergo periods of cyclical change and decline, that investors may at times avoid investments in equity securities, and those investments may not perform as anticipated. Please see the Prospectus for more information.

(2)	The Fund is not managed to track its benchmark index, and may hold a substantially overweight or underweight position in a sector, industry, or security compared to its weight in the benchmark. The Fund may be subject to risks associated with a particular sector or other area in which it is overweight, including the risk that the stocks of companies within one area could simultaneously decline in price because of an event that affects the entire area. For informational purposes, the discussion below may compare the benchmark weight or performance of a sector or industry to the investment approach of the Fund.

(3)	The performance data quoted here represent past performance, and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 888-860-8686 or visit marsicofunds.com.

(4)	This review highlights Fund performance over a one-year fiscal period. Shareholders should keep in mind that the Fund is intended for long-term investors who hold their shares for substantially longer periods of time. You should also keep in mind that our current views and beliefs regarding all investments discussed in this report are subject to change at any time. References to specific securities, industries, and sectors discussed in this report are not recommendations to buy or sell such securities or related investments, and the Fund may not necessarily hold these securities or investments today due to the active management of the Fund. Please see the accompanying Schedule of Investments for the percentage of the Fund’s portfolio represented by the securities mentioned in this report as of the end of the reporting period.

(5)	Total returns are based on net change in net asset value assuming reinvestment of distributions. Periodically, certain fees and expenses have been waived or reimbursed by Marsico Capital Management, LLC (the “Adviser”). In the absence of such a waiver or reimbursement, the performance returns reflected would have been reduced. In accordance with the expense limitation and fee waiver agreement, the Adviser may recoup fees and expenses previously waived or reimbursed under certain parameters. Periodically, the Adviser has recouped such fees or expenses, resulting in a lower performance return. Please see the Prospectus for more information.

(6)	Regarding GICS data cited throughout this report, the Global Industry Classification Standard was developed by and is the exclusive property and service mark of MSCI Inc. (“MSCI”) and Standard & Poor’s (“S&P”) and is licensed for use by the Adviser. Neither MSCI, S&P, nor the Adviser or any third party involved in compiling GICS makes any express or implied warranties or representations with respect to such standard or classification (or the results from use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any such standard or classification. MSCI, S&P, the Adviser, and any of their affiliates or third parties involved in compiling GICS shall not have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

GROWTH FUND OVERVIEW

September 30, 2023 (Unaudited)

The Growth Fund is a diversified portfolio and invests primarily in the common stocks of large companies that are selected for their long-term growth potential. The Growth Fund will normally hold a core position of up to 50 common stocks.

	INVESTOR CLASS		INSTITUTIONAL CLASS
TOTAL ANNUAL OPERATING EXPENSES*	1.20%	TOTAL ANNUAL OPERATING EXPENSES*	0.93%

GROWTH OF $10,000(1)(2)(3)	PERFORMANCE COMPARISON(1)(2)
	Average Annualized Returns

SECTOR ALLOCATION(5)	TOP FIVE HOLDINGS

	MICROSOFT CORP.	7.95%
	NVIDIA CORP.	7.60%
	META PLATFORMS, INC. - CL. A	6.44%
	AMAZON.COM, INC.	5.62%
	ALPHABET, INC. - CL. A	5.17%

*	The Total Annual Operating Expenses are reflective of the information disclosed in the Funds’ Prospectus dated January 31, 2023, as supplemented, and may differ from the expense ratios disclosed in this report.

(1)	The performance data quoted here represent past performance, and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 888-860-8686 or visit marsicofunds.com.

The performance included in the chart and graph does not reflect the deduction of taxes on Fund distributions or the redemption of Fund shares.

All indices are unmanaged and investors cannot invest directly in an index.

(2)	Periodically, certain fees and expenses have been waived or reimbursed by Marsico Capital Management, LLC (the “Adviser”). In the absence of such a waiver or reimbursement, the performance returns reflected would have been reduced. In accordance with the expense limitation and fee waiver agreement, the Adviser may recoup fees and expenses previously waived or reimbursed under certain parameters. Periodically, the Adviser has recouped such fees or expenses, resulting in a lower performance return.

(3)	This chart assumes an initial investment of $10,000 made on September 30, 2013 in the Investor Class shares of the Fund. Total returns are based on net change in NAV, assuming reinvestment of distributions.

(4)	Institutional Class shares commenced operations on December 6, 2021. The performance attributed to the Institutional Class shares prior to that date is that of the Investor Class shares. Performance prior to December 6, 2021 has not been adjusted to reflect the lower expenses of the Institutional Class shares. During this period, Institutional Class shares would have had returns similar to, but potentially higher than, Investor Class shares due to the fact that Institutional Class shares represent interests in the same portfolio as Investor Class shares but are typically subject to lower expenses than the Investor Class shares.

(5)	Sector weightings represent the percentage of the Fund’s investments (excluding cash equivalents) in certain general sectors. These sectors may include more than one industry. The Fund’s portfolio composition is subject to change at any time.

SCHEDULE OF INVESTMENTS

MARSICO GROWTH FUND

SCHEDULE OF INVESTMENTS

As of September 30, 2023

	Number of Shares	Value	Percent of Net Assets
COMMON STOCKS
Aerospace & Defense
HEICO Corp.	24,085	$3,900,084	1.36%

Apparel, Accessories & Luxury Goods
lululemon athletica, inc.*	4,057	1,564,420	0.54

Application Software
Adobe, Inc.*	17,011	8,673,909	3.02
Intuit, Inc.	14,365	7,339,653	2.55
Synopsys, Inc.*	25,315	11,618,825	4.04
		27,632,387	9.61
Automobile Manufacturers
Tesla, Inc.*	37,152	9,296,173	3.23

Broadline Retail
Amazon.com, Inc.*	127,113	16,158,605	5.62

Building Products
Carrier Global Corp.	51,855	2,862,396	1.00

Consumer Staples Merchandise Retail
Costco Wholesale Corp.	17,860	10,090,186	3.51

Diversified Support Services
Cintas Corp.	10,309	4,958,732	1.72

Electronic Components
Amphenol Corp. - Cl. A	74,774	6,280,268	2.18

Financial Exchanges & Data
MSCI, Inc.	6,248	3,205,724	1.12
S&P Global, Inc.	21,501	7,856,680	2.73
		11,062,404	3.85
Health Care Equipment
IDEXX Laboratories, Inc.*	11,477	5,018,548	1.74

Interactive Media & Services
Alphabet, Inc. - Cl. A*	113,655	14,872,893	5.17
Meta Platforms, Inc. - Cl. A*	61,641	18,505,245	6.44
		33,378,138	11.61
Internet Services & Infrastructure
Shopify, Inc. - Cl. A*	52,388	2,858,813	0.99

IT Consulting & Other Services
Accenture PLC - Cl. A	18,826	5,781,653	2.01

Life Sciences Tools & Services
Danaher Corp.	23,889	5,926,861	2.06

Managed Health Care
UnitedHealth Group, Inc.	6,407	3,230,345	1.12

Movies & Entertainment
Spotify Technology S.A.*	21,472	3,320,430	1.15

Passenger Ground Transportation
Uber Technologies, Inc.*	93,466	4,298,501	1.49

Pharmaceuticals
Eli Lilly & Company	6,209	3,335,040	1.16
Zoetis, Inc.	41,324	7,189,550	2.50
		10,524,590	3.66
Restaurants
Chipotle Mexican Grill, Inc.*	5,191	9,509,029	3.31

Semiconductor Materials & Equipment
ASML Holding N.V. - NY Reg. Shs.	9,999	5,886,011	2.05
KLA Corp.	3,443	1,579,167	0.55
		7,465,178	2.60
Semiconductors
NVIDIA Corp.	50,240	21,853,898	7.60

Soft Drinks & Non-alcoholic Beverages
Celsius Holdings, Inc.*	22,946	3,937,534	1.37

Specialty Chemicals
The Sherwin-Williams Company	11,597	2,957,815	1.03

Systems Software
Microsoft Corp.	72,379	22,853,669	7.95
ServiceNow, Inc.*	15,951	8,915,971	3.10
		31,769,640	11.05
Technology Hardware, Storage & Peripherals
Apple, Inc.	86,555	14,819,082	5.15

Transaction & Payment Processing Services
Mastercard, Inc. - Cl. A	24,838	9,833,613	3.42
Visa, Inc. - Cl. A	16,751	3,852,897	1.34
		13,686,510	4.76
TOTAL COMMON STOCKS
(Cost $176,109,955)		274,142,220	95.32

SHORT-TERM INVESTMENTS
State Street Institutional Treasury Money Market Fund - Premier Class, 5.28%#	20,915,313	20,915,313	7.27

TOTAL SHORT-TERM INVESTMENTS
(Cost $20,915,313)		20,915,313	7.27

TOTAL INVESTMENTS
(Cost $197,025,268)		295,057,533	102.59

Liabilities, Less Cash and Other Assets		(7,444,801)	(2.59)

NET ASSETS		$287,612,732	100.00%

SCHEDULE OF INVESTMENTS

MARSICO GROWTH FUND

SCHEDULE OF INVESTMENTS (continued)

As of September 30, 2023

SUMMARY OF FAIR VALUE MEASUREMENTS

As of September 30, 2023, all investments disclosed in the preceding Schedule of Investments were classified as Level 1.

For more information on investment valuation and valuation inputs, refer to Note 2(a) in the Notes to Financial Statements.

*	Non-income producing.

#	Rate shown is the 7-day yield as of September 30, 2023.

See notes to financial statements.

MIDCAP GROWTH FOCUS FUND

INVESTMENT REVIEW BY TOM MARSICO, PETER MARSICO, AND JIMMY MARSICO (UNAUDITED)

The Marsico Midcap Growth Focus Fund’s(1),(2),(3) Investor Class shares and Institutional Class shares posted total returns of +14.45%(4),(5),(6) and +14.69%,(4),(5),(6) respectively, for the one-year fiscal period ended September 30, 2023. The Fund underperformed its benchmark index(2), the Russell Midcap Growth Index, which had a total return of +17.47% over the same period. Please see the Fund’s Overview for more detailed information about the Fund’s longer-term performance for various time periods ended September 30, 2023.

The Midcap Growth Focus Fund’s underperformance during the one-year fiscal period ended September 30, 2023, as compared to the Russell Midcap Growth Index, can be primarily attributed to stock selection in several areas including the Financials, Industrials, Real Estate, and Health Care sectors, as defined in the Global Industry Classification Standard (“GICS”)(7). The Fund’s relative performance was also adversely impacted by having an underweight allocation to two of the stronger-performing sectors of the benchmark index, Energy and Financials. Additionally, the Fund’s performance was dampened, relative to its benchmark index, by maintaining an average cash position of approximately 5% as the benchmark index returned +17.47% during the period.

Financials position First Republic Bank (“First Republic”) (-80% prior to being sold) detracted from the Fund’s performance over the period. With the failure of Silicon Valley Bank, many depositors grew nervous that First Republic would be seized by the Federal Deposit Insurance Corporation and withdrew their money causing a bank run. Additionally, as the stock price fell, depositors continued withdrawing funds which contributed to the further devaluing of the company in an accelerating cycle. As a result, we exited the position.

In the Industrials sector, United Rentals, Inc. (“United Rentals”) (-5% prior to being sold) was a detractor from the Fund’s performance during the period. We exited the Fund’s position in United Rentals partly because of investor concerns regarding the stability of regional banks. The regional banking stresses along with the Federal Reserve’s interest rate hikes might influence a slowdown in construction activity. A large portion of United Rentals’ revenues come from cyclical end markets such as commercial construction and non-construction industrial tool rentals, which are heavily impacted by regional credit activity.

Stock selection and an overweight allocation to the strongest-performing sector of the benchmark index, Information Technology, contributed positively to the Fund’s performance during the period. Elsewhere, the Fund’s results were further bolstered by strong stock selection in the Communication Services and Consumer Staples sectors. On a relative performance basis, an underweight allocation to two weaker-performing sectors of the benchmark index, Health Care and Materials, provided an additional tailwind.

Information Technology sector holding Synopsys, Inc. (“Synopsys”) (+51%) was a top contributor to the Fund’s performance during the period as the company’s software for designing chips has seen more wide-spread adoption. Artificial intelligence (“AI”) applications are driving the need for more powerful, more complicated, and more diverse processing chips. These processors are being designed by not only the more established chip companies, but also by AI start-ups, cloud companies, and even automotive companies. Synopsys’ software is using AI to help many of these chip designers arrive at the optimal layout for the various components of a leading-edge chip. Because AI is such an intricate solution, it requires more complex graphic processing units and other processors, and it is crucial to use AI tools to aid in the design process. Synopsys can charge higher prices to customers for this added functionality.

Consumer Staples sector holding Celsius Holdings, Inc. (+30%) was a contributor to the Fund’s performance during the period as the company continued its explosive growth and market share gains within the overall beverage category. The company has found a product market fit within the energy drink category and had a reported revenue growth of over 100% in the most recent quarter. Their suite of products and flavors is still relatively small within the energy drink category, and we see significant runways of growth as they scale their operations.

During the reporting period, the Fund increased its exposure to the Consumer Staples, Communication Services, Consumer Discretionary, and Information Technology sectors. The Fund decreased its allocation to the Financials sector, and sold its positions in the Energy and Real Estate sectors. Additionally, there were no significant changes to the Fund’s allocations to the Health Care or Industrials sectors or the Fund’s lack of exposure to the Materials and Utilities sectors.

MIDCAP GROWTH FOCUS FUND

Fiscal Period-End Investment Posture

As of September 30, 2023, the Fund’s primary economic sector allocations included Information Technology, Consumer Discretionary, and Industrials. At period end, the Fund had no investments in the Energy, Materials, Real Estate, or Utilities sectors.

Sincerely,

THOMAS F. MARSICO

PETER C. MARSICO

JAMES D. MARSICO

PORTFOLIO MANAGERS

(1)	The Fund is subject to broad risks associated with investing in equity securities markets generally, including the risks that the securities and markets in which it invests may experience volatility and instability, that domestic and global economies and markets may undergo periods of cyclical change and decline, that investors may at times avoid investments in equity securities, and those investments may not perform as anticipated.

(2)	The Fund is not managed to track its benchmark index, and may hold a substantially overweight or underweight position in a sector, industry, or security compared to its weight in the benchmark. The Fund may be subject to risks associated with a particular sector or other area in which it is overweight, including the risk that the stocks of companies within one area could simultaneously decline in price because of an event that affects the entire area. For informational purposes, the discussion below may compare the benchmark weight or performance of a sector or industry to the investment approach of the Fund.

(3)	The Fund’s investments in medium-capitalization or midcap companies, as well as any investments in small-cap companies, can involve more risk than investments in larger companies because medium-capitalization and smaller companies have potentially greater sensitivity to adverse business or economic conditions. Medium-capitalization and smaller companies may have more limited financial resources, markets or product lines, less access to capital markets, and more limited trading in their stocks. This can cause the prices of equity securities of these companies to be more volatile than those of larger companies, or to decline more significantly during market downturns than the market as a whole. Please see the Prospectus for more information.

(4)	The performance data quoted here represent past performance, and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 888-860-8686 or visit marsicofunds.com.

(5)	This review highlights Fund performance over a one-year fiscal period. Shareholders should keep in mind that the Fund is intended for long-term investors who hold their shares for substantially longer periods of time. You should also keep in mind that our current views and beliefs regarding all investments discussed in this report are subject to change at any time. References to specific securities, industries, and sectors discussed in this report are not recommendations to buy or sell such securities or related investments, and the Fund may not necessarily hold these securities or investments today due to the active management of the Fund. Please see the accompanying Schedule of Investments for the percentage of the Fund’s portfolio represented by the securities mentioned in this report as of the end of the reporting period.

(6)	Total returns are based on net change in net asset value assuming reinvestment of distributions. Periodically, certain fees and expenses have been waived or reimbursed by Marsico Capital Management, LLC (the “Adviser”). In the absence of such a waiver or reimbursement, the performance returns reflected would have been reduced. In accordance with the expense limitation and fee waiver agreement, the Adviser may recoup fees and expenses previously waived or reimbursed under certain parameters. Periodically, the Adviser has recouped such fees or expenses, resulting in a lower performance return. Please see the Prospectus for more information.

(7)	Regarding GICS data cited throughout this report, the Global Industry Classification Standard was developed by and is the exclusive property and service mark of MSCI Inc. (“MSCI”) and Standard & Poor’s (“S&P”) and is licensed for use by the Adviser. Neither MSCI, S&P, nor the Adviser or any third party involved in compiling GICS makes any express or implied warranties or representations with respect to such standard or classification (or the results from use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any such standard or classification. MSCI, S&P, the Adviser, and any of their affiliates or third parties involved in compiling GICS shall not have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

MIDCAP GROWTH FOCUS FUND OVERVIEW

September 30, 2023 (Unaudited)

The Midcap Growth Focus Fund is a diversified portfolio and invests primarily in common stocks that are selected for their long-term growth potential. The Fund may invest in companies of any size. Under normal circumstances, the Fund will invest at least 80% of the value of its assets in medium-capitalization (or “midcap”) growth companies. The Fund will normally hold a core position of between 35 and 50 common stocks.

	INVESTOR CLASS		INSTITUTIONAL CLASS
TOTAL ANNUAL OPERATING EXPENSES*	1.35%	TOTAL ANNUAL OPERATING EXPENSES*	1.12%

GROWTH OF $10,000(1)(2)(3)	PERFORMANCE COMPARISON(1)(2)
	Average Annualized Returns

SECTOR ALLOCATION(5)	TOP FIVE HOLDINGS

	SYNOPSYS, INC.	6.41%
	CHIPOTLE MEXICAN GRILL, INC.	5.13%
	CONSTELLATION SOFTWARE, INC.	4.56%
	AMPHENOL CORP. - CL. A	4.37%
	KLA CORP.	4.18%

*	The Total Annual Operating Expenses are reflective of the information disclosed in the Funds’ Prospectus dated January 31, 2023, as supplemented, and may differ from the expense ratios disclosed in this report.

(1)	The performance data quoted here represent past performance, and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 888-860-8686 or visit marsicofunds.com.

The performance included in the chart and graph does not reflect the deduction of taxes on Fund distributions or the redemption of Fund shares.

All indices are unmanaged and investors cannot invest directly in an index.

The Russell Midcap Growth Index (the “Underlying Index”) measures the performance of the mid-capitalization growth sector of the US equity market, and is composed of mid-capitalization US equities that exhibit growth characteristics. It is a subset of the Russell Midcap® Index, which measures the performance of the mid-capitalization sector of the US equity market. The Underlying Index measures the performance of equity securities of Russell Midcap Index issuers with higher price-to-book ratios and higher forecasted growth.

(2)	Periodically, certain fees and expenses have been waived or reimbursed by Marsico Capital Management, LLC (the “Adviser”). In the absence of such a waiver or reimbursement, the performance returns reflected would have been reduced. In accordance with the expense limitation and fee waiver agreement, the Adviser may recoup fees and expenses previously waived or reimbursed under certain parameters. Periodically, the Adviser has recouped such fees or expenses, resulting in a lower performance return.

(3)	This chart assumes an initial investment of $10,000 made on September 30, 2013 in the Investor Class shares of the Fund. Total returns are based on net change in NAV, assuming reinvestment of distributions.

(4)	Institutional Class shares commenced operations on December 6, 2021. The performance attributed to the Institutional Class shares prior to that date is that of the Investor Class shares. Performance prior to December 6, 2021 has not been adjusted to reflect the lower expenses of the Institutional Class shares. During this period, Institutional Class shares would have had returns similar to, but potentially higher than, Investor Class shares due to the fact that Institutional Class shares represent interests in the same portfolio as Investor Class shares but are typically subject to lower expenses than the Investor Class shares.

(5)	Sector weightings represent the percentage of the Fund’s investments (excluding cash equivalents) in certain general sectors. These sectors may include more than one industry. The Fund’s portfolio composition is subject to change at any time.

SCHEDULE OF INVESTMENTS

MARSICO MIDCAP GROWTH FOCUS FUND

SCHEDULE OF INVESTMENTS

As of September 30, 2023

	Number of Shares	Value	Percent of Net Assets
COMMON STOCKS
Aerospace & Defense
HEICO Corp.	57,011	$9,231,791	3.93%

Application Software
Constellation Software, Inc.	5,185	10,704,291	4.56
HubSpot, Inc.*	7,529	3,708,032	1.58
Synopsys, Inc.*	32,816	15,061,560	6.41
		29,473,883	12.55
Automotive Parts & Equipment
Mobileye Global, Inc. - Cl. A*	87,226	3,624,240	1.54

Automotive Retail
O’Reilly Automotive, Inc.*	9,076	8,248,813	3.51

Biotechnology
Neurocrine Biosciences, Inc.*	60,323	6,786,337	2.89

Casinos & Gaming
Las Vegas Sands Corp.	102,075	4,679,118	1.99

Diversified Support Services
Cintas Corp.	19,983	9,612,023	4.09

Electrical Components & Equipment
AMETEK, Inc.	48,635	7,186,308	3.06

Electronic Components
Amphenol Corp. - Cl. A	122,225	10,265,678	4.37

Electronic Equipment & Instruments
Novanta, Inc.*	42,470	6,091,897	2.59

Financial Exchanges & Data
MSCI, Inc.	14,888	7,638,735	3.25

Health Care Equipment
GE HealthCare Technologies, Inc.	88,698	6,035,012	2.57
IDEXX Laboratories, Inc.*	14,839	6,488,649	2.76
		12,523,661	5.33
Home Improvement Retail
Floor & Decor Holdings, Inc. - Cl. A*	48,085	4,351,693	1.85

Homebuilding
Lennar Corp. - Cl. A	39,008	4,377,868	1.86
NVR, Inc.*	1,287	7,674,767	3.27
		12,052,635	5.13
Interactive Home Entertainment
Take-Two Interactive Software, Inc.*	20,647	2,898,632	1.23

IT Consulting & Other Services
Gartner, Inc.*	7,425	2,551,304	1.09

Leisure Products
Acushnet Holdings Corp.	145,062	7,694,088	3.27

Movies & Entertainment
Spotify Technology S.A.*	51,343	7,939,682	3.38

Other Specialty Retail
Five Below, Inc.*	11,557	1,859,521	0.79
Tractor Supply Company	11,297	2,293,856	0.98
		4,153,377	1.77
Passenger Airlines
Delta Air Lines, Inc.	162,517	6,013,129	2.56
United Airlines Holdings, Inc.*	92,139	3,897,480	1.66
		9,910,609	4.22
Restaurants
Chipotle Mexican Grill, Inc.*	6,582	12,057,105	5.13

Semiconductor Materials & Equipment
KLA Corp.	21,400	9,815,324	4.18

Semiconductors
Marvell Technology, Inc.	56,386	3,052,174	1.30
Microchip Technology, Inc.	109,468	8,543,978	3.64
		11,596,152	4.94
Soft Drinks & Non-alcoholic Beverages
Celsius Holdings, Inc.*	51,635	8,860,566	3.77

Systems Software
Palo Alto Networks, Inc.*	39,964	9,369,160	3.99

Trading Companies & Distributors
Watsco, Inc.	20,718	7,825,603	3.33

Transaction & Payment Processing Services
Toast, Inc. - Cl. A*	189,531	3,549,916	1.51

TOTAL COMMON STOCKS
(Cost $168,120,872)		229,988,330	97.89

WARRANTS
Application Software
Constellation Software, Inc., Expiration Date: March 31, 2040*@^	5,185	0	0.00

TOTAL WARRANTS
(Cost $0)		0	0.00

SCHEDULE OF INVESTMENTS

	Number of Shares	Value	Percent of Net Assets
SHORT-TERM INVESTMENTS
State Street Institutional Treasury Money Market Fund - Premier Class, 5.28%#	5,870,530	$5,870,530	2.50%

TOTAL SHORT-TERM INVESTMENTS
(Cost $5,870,530)		5,870,530	2.50

TOTAL INVESTMENTS
(Cost $173,991,402)		235,858,860	100.39

Liabilities, Less Cash and Other Assets		(924,464)	(0.39)

NET ASSETS		$234,934,396	100.00%

SUMMARY OF FAIR VALUE MEASUREMENTS

The following is a summary of the fair values of the Fund’s investments according to the valuation inputs utilized as of September 30, 2023.

Fund Investment by Major Security Type	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs		Total
Assets
Common Stocks	$229,988,330	$—	$—		$229,988,330
Warrants
Information Technology	—	—	—	**	—
Short-term Investments	5,870,530	—	—		5,870,530
	$235,858,860	$—	$—		$235,858,860

**	Constellation Software, Inc. warrants were received as a result of a mandatory corporate action. The warrants represent the only Level 3 security held by the Fund.

For more information on investment valuation and valuation inputs, refer to Note 2(a) in the Notes to Financial Statements.

*	Non-income producing.

@	Security valued at fair value using significant unobservable inputs as determined in good faith by the Adviser, as the Fund’s Board of Trustees’ valuation designee. As of September 30, 2023, the total value of Level 3 securities was $0, which represents 0.00% of the Fund’s net assets.

^	As of September 30, 2023, certain information for the security, such as the strike price, is pending announcement by the issuer.

#	Rate shown is the 7-day yield as of September 30, 2023.

See notes to financial statements.

INTERNATIONAL OPPORTUNITIES FUND

INVESTMENT REVIEW BY TOM MARSICO, PETER MARSICO, AND JIMMY MARSICO (UNAUDITED)

The Marsico International Opportunities Fund’s(1),(2) Investor Class shares and Institutional Class shares posted total returns of (US$) +21.23%(3),(4),(5) and +21.54%,(3),(4),(5) respectively, for the one-year fiscal period ended September 30, 2023. The Fund underperformed its benchmark index(2), the MSCI Europe Australasia Far East Index (“MSCI EAFE Index”), which had a total return of (US$) +25.65% over the same period. Please see the Fund’s Overview for more detailed information about the Fund’s longer-term performance for various time periods ended September 30, 2023.

The International Opportunities Fund’s underperformance during the one-year fiscal period ended September 30, 2023, as compared to the MSCI EAFE Index, can be primarily attributed to stock selection and an underweight allocation to the benchmark index’s strong-performing Financials sector, as defined in the Global Industry Classification Standard (“GICS”)(6). Stock selection in the Consumer Discretionary and Industrials sectors was also weak.

Consumer Discretionary sector holding Meituan – Cl. B (“Meituan”) (-19% prior to being sold) was a detractor during the period due to the threat of new entrants into its core food delivery market. Meituan is still very dominant in food delivery, but there is a reasonable fear that margins could be impacted by new competition. Additionally, the underlying macroeconomic environment in China is weak with little signs of improvement. This has negatively impacted spending on Meituan’s food delivery and hotels offering. In light of these and other factors, we exited the Fund’s position.

Consumer Discretionary sector holding JD.com, Inc. – Cl. A (“JD.com”) (-26% prior to being sold) also detracted from performance during the period due to a weak Chinese macroeconomic environment and intensifying competition. Many had expected China’s economy to improve in 2023, but the recovery has been elusive amidst a troubling property market and high youth unemployment. This has resulted in weak consumer spending, hampering JD.com’s online marketplace results. Additionally, new entrants into e-commerce are having a negative impact. We exited the Fund’s position because of these worsening factors.

On the positive side, stock selection in the Communication Services, Consumer Staples, and Materials sectors bolstered the Fund’s performance during the period, where several of the Fund’s positions gained more than +25%. An overweight allocation to the Information Technology sector, one of the stronger performing sectors of the benchmark index, provided an additional tailwind on a relative performance basis.

In the Consumer Staples sector, Coca-Cola Europacific Partners PLC (“CCEP”) (+52%) was a contributor during the period primarily due to the streamlining of its portfolio, strong input cost management, and the successful integration of the bottler Coca-Cola Amatil. CCEP has reduced its stock keeping unit, or SKU, count to focus on key beverages in the sparkling (including the core Coca-Cola brands), energy, ready-to-drink tea and coffee, and hydration product lines. More emphasis has been placed on the distribution of Monster energy drink, and this has led sales growth in CCEP’s core European countries. As far as cost management, CCEP was well-hedged on most input costs, and was able to comfortably raise prices ahead of these cost increases. Lastly, CCEP’s integration of Coca-Cola Amatil (exclusive bottler in Australia, New Zealand, Indonesia, and other Oceania countries) has progressed ahead of expectations in terms of timing and synergies.

Communication Services sector holding Spotify Technology S.A. (“Spotify”) (+78%) was a strong contributor to the Fund’s performance during the period as the company has continued its strong user growth engagement and has begun to show operating margin improvement. After years of investment in content and user satisfaction, Spotify increased its prices for its core subscription offering and pulled back on non-essential costs that were depressing its margins. This was very well received from the market as it highlighted the pricing power that Spotify has, as well as giving confidence that management was focused on improving returns on capital.

Although active currency management is not a central facet of the International Opportunities Fund’s investment process, fluctuations in major world currencies can at times affect the Fund’s performance. During the period, the net effect of currency moves had a marginal, positive impact on Fund performance.

During the reporting period, the Fund increased its exposure to the Industrials, Information Technology, Energy, and Communication Services sectors. The Fund decreased its allocation to the Financials, Consumer Staples, Health Care, Consumer Discretionary, and Materials sectors. There was no significant change to the Fund’s allocation to the Real Estate sector or the Fund’s lack of exposure to the Utilities sector.

INTERNATIONAL OPPORTUNITIES FUND

Fiscal Period-End Investment Posture

As of September 30, 2023, the Fund’s primary economic sector allocations included the Information Technology, Industrials, Health Care, Communication Services, and Consumer Discretionary sectors. The Fund had no investments in the Utilities sector.

In terms of country allocations, the Fund’s most significant weightings at period-end, excluding short-term investments, were in France, Japan, the United Kingdom, Germany, Canada, and Denmark. Country-level weightings generally should be considered a residual of the Fund’s stock selection process rather than a major, proactive facet of its investment strategy.

Other Developments

As noted earlier in this report, effective April 17, 2023, Robert G. Susman no longer served as a co-portfolio manager of the Marsico International Opportunities Fund. In addition, Peter C. Marsico and James D. Marsico were added as co-portfolio managers effective that same date.

Sincerely,

THOMAS F. MARSICO

PETER C. MARSICO

JAMES D. MARSICO

PORTFOLIO MANAGERS

(1)	Foreign investments present additional risks due to currency fluctuations, economic and political factors, lower liquidity, differences in securities regulations and accounting standards, possible changes in taxation, limited public information, and other factors. In addition, the Fund is subject to broad risks associated with investing in equity securities markets generally, including the risks that the securities and markets in which it invests may experience volatility and instability, that domestic and global economies and markets may undergo periods of cyclical change and decline, that investors may at times avoid investments in equity securities, and those investments may not perform as anticipated. Please see the Prospectus for more information.

(2)	The Fund is not managed to track its benchmark index, and may hold a substantially overweight or underweight position in a sector, industry, or security compared to its weight in the benchmark. The Fund may be subject to risks associated with a particular sector or other area in which it is overweight, including the risk that the stocks of companies within one area could simultaneously decline in price because of an event that affects the entire area. For informational purposes, the discussion below may compare the benchmark weight or performance of a sector or industry to the investment approach of the Fund.

(3)	The performance data quoted here represent past performance, and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 888-860-8686 or visit marsicofunds.com.

(4)	This review highlights Fund performance over a one-year fiscal period. Shareholders should keep in mind that the Fund is intended for long-term investors who hold their shares for substantially longer periods of time. You should also keep in mind that our current views and beliefs regarding all investments discussed in this report are subject to change at any time. References to specific securities, industries, and sectors discussed in this report are not recommendations to buy or sell such securities or related investments, and the Fund may not necessarily hold these securities or investments today due to the active management of the Fund. Please see the accompanying Schedule of Investments for the percentage of the Fund’s portfolio represented by the securities mentioned in this report as of the end of the reporting period.

(5)	Total returns are based on net change in net asset value assuming reinvestment of distributions. Periodically, certain fees and expenses have been waived or reimbursed by Marsico Capital Management, LLC (the “Adviser”). In the absence of such a waiver or reimbursement, the performance returns reflected would have been reduced. In accordance with the expense limitation and fee waiver agreement, the Adviser may recoup fees and expenses previously waived or reimbursed under certain parameters. Periodically, the Adviser has recouped such fees or expenses, resulting in a lower performance return. Please see the Prospectus for more information.

(6)	Regarding GICS data cited throughout this report, the Global Industry Classification Standard was developed by and is the exclusive property and service mark of MSCI Inc. (“MSCI”) and Standard & Poor’s (“S&P”) and is licensed for use by the Adviser. Neither MSCI, S&P, nor the Adviser or any third party involved in compiling GICS makes any express or implied warranties or representations with respect to such standard or classification (or the results from use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any such standard or classification. MSCI, S&P, the Adviser, and any of their affiliates or third parties involved in compiling GICS shall not have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

INTERNATIONAL OPPORTUNITIES FUND OVERVIEW

September 30, 2023 (Unaudited)

The International Opportunities Fund is a diversified portfolio and invests primarily (generally, no less than 65% of its total assets) in foreign securities, such as common stocks of foreign companies that are selected for their long-term growth potential, and other foreign securities, whether traded in the US (including as American Depositary Receipts) or in foreign markets or both. The Fund may invest in an unlimited number of companies of any size throughout the world. The Fund normally invests in the securities of issuers that are economically tied to one or more foreign countries, and expects to be invested in various issuers or securities that together have ties to at least four different foreign countries. The Fund may invest in securities of companies economically tied to emerging markets. Some issuers or securities in the Fund’s portfolio may be economically tied to the US.

	INVESTOR CLASS		INSTITUTIONAL CLASS
TOTAL ANNUAL OPERATING EXPENSES*	1.71%	TOTAL ANNUAL OPERATING EXPENSES*	1.81%
NET EXPENSES* †	1.50%	NET EXPENSES* †	1.25%

GROWTH OF $10,000(1)(2)(3)	PERFORMANCE COMPARISON(1)(2)
	Average Annualized Returns

SECTOR ALLOCATION(5)	TOP FIVE HOLDINGS

	ASTRAZENECA PLC	5.16%
	NOVO NORDISK A/S - CL. B	5.10%
	SAP S.E.	4.84%
	ASML HOLDING N.V.	4.65%
	AIRBUS S.E.	4.56%

*	The Total Annual Operating Expenses and Net Expenses are reflective of the information disclosed in the Funds’ Prospectus dated January 31, 2023, as supplemented, and may differ from the expense ratios disclosed in this report.

†	Marsico Capital Management, LLC (the “Adviser”) has entered into a written expense limitation and fee waiver agreement under which it has agreed (i) to limit the total expenses of the Investor Class of the Fund (excluding taxes, interest, acquired fund fees and expenses, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments) to an annual rate of 1.50% of the Fund’s average net assets attributable to Investor Class shares, and (ii) to limit the total expenses of the Institutional Class of the Fund (excluding taxes, interest, acquired fund fees and expenses, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments) to an annual rate of 1.25% of the Fund’s average net assets attributable to Institutional Class shares, until January 31, 2024. This expense limitation and fee waiver agreement may be terminated by the Adviser at any time after January 31, 2024, upon 15 days prior notice to the Fund and its administrator. The Adviser may recoup from the Fund (or share class as applicable) any fees previously waived and/or expenses previously reimbursed by the Adviser with respect to the Fund or share class, as applicable, including any applicable waivers which may apply to a specific share class, pursuant to this agreement (including waivers or reimbursements under previous expense limitations), if (1) such recoupment by the Adviser does not cause the Fund’s share class, at the time of recoupment, to exceed the lesser of (a) the expense limitation in effect at the time the relevant amount was waived and/or reimbursed, or (b) the expense limitation in effect at the time of the proposed recoupment, and (2) the recoupment is made within three years after the fiscal year end date as of which the amount to be waived or reimbursed was determined and the waiver or reimbursement occurred. In accordance with the Funds’ Multi-Class Plan, amounts eligible for recoupment from periods prior to the addition of the Institutional Class will continue to be eligible for recoupment from the Investor Class.

(1)	The performance data quoted here represent past performance, and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 888-860-8686 or visit marsicofunds.com.

The performance included in the chart and graph does not reflect the deduction of taxes on Fund distributions or the redemption of Fund shares.

All indices are unmanaged and investors cannot invest directly in an index.

The MSCI EAFE Index tracks the stocks of about 1,000 companies in Europe, Australasia, and the Far East (EAFE).

(2)	Periodically, certain fees and expenses have been waived or reimbursed by the Adviser. In the absence of such a waiver or reimbursement, the performance returns reflected would have been reduced. In accordance with the expense limitation and fee waiver agreement, the Adviser may recoup fees and expenses previously waived or reimbursed under certain parameters. Periodically, the Adviser has recouped such fees or expenses, resulting in a lower performance return.

(3)	This chart assumes an initial investment of $10,000 made on September 30, 2013 in the Investor Class shares of the Fund. Total returns are based on net change in NAV, assuming reinvestment of distributions.

(4)	Institutional Class shares commenced operations on December 6, 2021. The performance attributed to the Institutional Class shares prior to that date is that of the Investor Class shares. Performance prior to December 6, 2021 has not been adjusted to reflect the lower expenses of the Institutional Class shares. During this period, Institutional Class shares would have had returns similar to, but potentially higher than, Investor Class shares due to the fact that Institutional Class shares represent interests in the same portfolio as Investor Class shares but are typically subject to lower expenses than the Investor Class shares.

(5)	Sector weightings represent the percentage of the Fund’s investments (excluding cash equivalents) in certain general sectors. These sectors may include more than one industry. The Fund’s portfolio composition is subject to change at any time.

SCHEDULE OF INVESTMENTS

MARSICO INTERNATIONAL OPPORTUNITIES FUND
SCHEDULE OF INVESTMENTS

As of September 30, 2023

	Number of Shares	Value	Percent of Net Assets
COMMON STOCKS
Aerospace & Defense
Airbus S.E.	12,520	$1,680,805	4.56%
Safran S.A.	7,837	1,231,582	3.35
		2,912,387	7.91
Apparel, Accessories & Luxury Goods
Hermes International	568	1,038,776	2.82

Application Software
Constellation Software, Inc.	306	631,729	1.72
SAP S.E.	13,737	1,783,769	4.84
		2,415,498	6.56
Automobile Manufacturers
Ferrari N.V.	3,733	1,103,251	2.99

Automotive Parts & Equipment
Mobileye Global, Inc. - Cl. A*	23,772	987,727	2.68

Casinos & Gaming
Evolution A.B.	3,464	350,790	0.95

Consumer Electronics
Sony Group Corp.	11,600	950,107	2.58

Electronic Equipment & Instruments
Keyence Corp.	1,800	668,496	1.82

Health Care Supplies
Alcon, Inc.	17,173	1,330,915	3.61

Human Resource & Employment Services
Recruit Holdings Company Ltd.	13,300	410,196	1.11

Industrial Conglomerates
Siemens A.G.	4,197	601,961	1.63

Industrial Gases
Air Liquide S.A.	4,757	803,889	2.18

Integrated Oil & Gas
TotalEnergies S.E.	19,908	1,311,484	3.56

Integrated Telecommunication Services
Deutsche Telekom A.G.	56,893	1,195,063	3.24

Interactive Home Entertainment
Nintendo Co., Ltd.	37,400	1,559,168	4.23

Interactive Media & Services
Meta Platforms, Inc. - Cl. A*	1,854	556,589	1.51

Internet Services & Infrastructure
Shopify, Inc. - Cl. A*	21,248	1,159,503	3.15

Movies & Entertainment
Spotify Technology S.A.*	8,100	1,252,584	3.40

Personal Care Products
L’Oreal S.A.	1,782	740,797	2.01

Pharmaceuticals
AstraZeneca PLC	14,033	1,900,847	5.16
Eli Lilly & Company	1,007	540,890	1.47
Novo Nordisk A/S - Cl. B	20,592	1,879,549	5.10
		4,321,286	11.73
Property & Casualty Insurance
Intact Financial Corp.	4,100	597,741	1.62

Real Estate Services
FirstService Corp.	3,400	494,536	1.34

Research & Consulting Services
Experian PLC	25,111	824,467	2.24

Semiconductor Materials & Equipment
ASML Holding N.V.	2,897	1,712,441	4.65

Semiconductors
Infineon Technologies A.G.	15,880	526,423	1.43
NVIDIA Corp.	1,313	571,142	1.55
Taiwan Semiconductor Manufacturing Co., Ltd. Spon. ADR	12,302	1,069,044	2.90
		2,166,609	5.88
Soft Drinks & Non-alcoholic Beverages
Coca-Cola Europacific Partners PLC	21,861	1,365,875	3.71

Trading Companies & Distributors
Ashtead Group PLC	14,218	867,716	2.36
ITOCHU Corp.	10,400	376,221	1.02
Marubeni Corp.	24,000	374,518	1.02
Mitsubishi Corp.	7,900	376,815	1.02
Mitsui & Company Ltd.	10,500	381,032	1.03
		2,376,302	6.45
TOTAL COMMON STOCKS
(Cost $29,861,880)		35,208,438	95.56

WARRANTS
Application Software
Constellation Software, Inc., Expiration Date: March 31, 2040*@^	306	0	0.00

TOTAL WARRANTS
(Cost $0)		0	0.00

SCHEDULE OF INVESTMENTS

MARSICO INTERNATIONAL OPPORTUNITIES FUND
SCHEDULE OF INVESTMENTS (continued)
As of September 30, 2023

	Number of Shares	Value	Percent of Net Assets
SHORT-TERM INVESTMENTS
State Street Institutional Treasury Money Market Fund - Premier Class, 5.28%#	543,928	$543,928	1.48%

TOTAL SHORT-TERM INVESTMENTS
(Cost $543,928)		543,928	1.48

TOTAL INVESTMENTS
(Cost $30,405,808)		35,752,366	97.04

Cash and Other Assets, Less Liabilities		1,092,074	2.96

NET ASSETS		$36,844,440	100.00%

SUMMARY OF INVESTMENTS BY COUNTRY

Country	Market Value	Percent of Investment Securities
Canada	$2,883,509	8.06%
Denmark	1,879,549	5.26
France	6,807,333	19.04
Germany	4,107,216	11.49
Israel	987,727	2.76
Italy	1,103,251	3.09
Japan	5,096,553	14.26
Netherlands	1,712,441	4.79
Sweden	1,603,374	4.48
Switzerland	1,330,915	3.72
Taiwan	1,069,044	2.99
United Kingdom	4,958,905	13.87
United States(1)	2,212,549	6.19
	$35,752,366	100.00%

(1)   Includes short-term securities.

SUMMARY OF FAIR VALUE MEASUREMENTS

The following is a summary of the fair values of the Fund’s investments according to the valuation inputs utilized as of September 30, 2023.

Fund Investment by Major Security Type	Level 1 - Quoted Prices	Level 2 - Other Significant Observable Inputs	Level 3 - Significant Unobservable Inputs		Total
Assets
Common Stocks	$35,208,438	$—	$—		$35,208,438
Warrants
Information Technology	—	—	—	**	—
Short-term Investments	543,928	—	—		543,928
	$35,752,366	$—	$—		$35,752,366

**	Constellation Software, Inc. warrants were received as a result of a mandatory corporate action. The warrants represent the only Level 3 security held by the Fund.

For more information on investment valuation and valuation inputs, refer to Note 2(a) in the Notes to Financial Statements.

*	Non-income producing.
@	Security valued at fair value using significant unobservable inputs as determined in good faith by the Adviser, as the Fund’s Board of Trustees’ valuation designee. As of September 30, 2023, the total value of Level 3 securities was $0, which represents 0.00% of the Fund’s net assets.
^	As of September 30, 2023, certain information for the security, such as the strike price, is pending announcement by the issuer.
#	Rate shown is the 7-day yield as of September 30, 2023.

See notes to financial statements.

GLOBAL FUND

INVESTMENT REVIEW BY TOM MARSICO, PETER MARSICO, AND JIMMY MARSICO (UNAUDITED)

The Marsico Global Fund’s(1),(2) Investor Class shares and Institutional Class shares posted total returns of (US$) +24.72%(3),(4),(5) and +25.07%,(3),(4),(5) respectively, for the one-year fiscal period ended September 30, 2023. The Fund outperformed its benchmark index(2), the MSCI All Country World Index (“MSCI ACWI Index”), which had a total return of (US$) +20.80% over the same period. Please see the Fund’s Overview for more detailed information about the Fund’s longer-term performance for various time periods ended September 30, 2023.

The Global Fund’s outperformance during the one-year fiscal period ended September 30, 2023, as compared to the MSCI ACWI Index, can be primarily attributed to stock selection and an overweight allocation to the benchmark index’s stronger-performing Communication Services sector, as defined in the Global Industry Classification Standard (“GICS”)(6). Stock selection in the Health Care and Consumer Staples sectors was also strong. The Fund’s relative performance was also bolstered by select allocation decisions including an overweight allocation to the strongest-performing sector of the benchmark index, Information Technology, and a lack of exposure to one of the weakest-performing sectors of the benchmark index, Utilities.

Communication Services sector holding Meta Platforms, Inc. – Cl. A (“Meta”) (+196%) contributed positively to the Fund’s performance during the period as the company continued to execute on its plan to drive significant efficiency improvements. During the pandemic, the company experienced substantial revenue growth, which likely gave management a false sense of confidence when increasing its level of investments in both headcount expansion and projects with lower return on capital, like the metaverse and virtual reality. The company’s aggressive pivot toward cost controls helped alleviate concerns about its near-term profitability, and management began to focus on lowering its fixed costs. Meta started to report reduced expenditures, while reaccelerating its revenue, leading to better free cash flow and equity performance.

Health Care sector holding Eli Lilly & Company (“Eli Lilly”) (+68%) was a positive contributor to the Fund’s performance during the period as prescription trends remained positive for its new diabetes drug, Mounjaro. Eli Lilly received FDA approval for Mounjaro as a treatment for type 2 diabetes on May 13, 2022, and the company reported almost $1 billion in revenues (with a $4 billion annual run rate) for the product for its second quarter of 2023. In addition, there are indications that Mounjaro may be approved as a treatment for obesity later this year following a phase II study evaluating Mounjaro’s efficacy in that regard wherein all required study endpoints were achieved. Positive studies of Mounjaro and other drugs could shift the standard of care for the treatment of obesity from focusing primarily on traditional diet and exercise to more frequently including prescription drug therapies. We believe that potential future standard of care changes for the treatment of obesity and increasing reimbursement by insurance companies for Mounjaro as a diabetes treatment should positively impact the total addressable market for Mounjaro and earnings expectations for Eli Lilly for the long term.

On the negative side, stock selection and an underweight allocation to two of the stronger-performing sectors of the benchmark index, Industrials and Energy, detracted from the Fund’s performance results. Similarly, stock selection and an overweight allocation to the benchmark index’s weaker-performing Consumer Discretionary sector created a headwind. Lastly, stock selection in the Financials sector was also weak.

Energy sector holding Pioneer Natural Resources Company (“Pioneer”) (-2% prior to being sold) was a detractor from the Fund’s performance during the period. We sold the Fund’s position in Pioneer as geopolitical tensions threatened oil demand and overall dampening economic growth prospects contributed to uncertainty around the trajectory of the earnings for the company. Although Pioneer holds a competitive edge with low-cost operations due to its strong assets in the Permian Basin, the company remains vulnerable to oil price volatility. Given the uncertainty of the growth prospects for Pioneer, we looked to positions in other companies that may have a better ability to sustain growth under current and foreseeable economic conditions.

In the Industrials sector, United Rentals, Inc. (“United Rentals”) (-8% prior to being sold) was a detractor from the Fund’s performance during the period. We exited the Fund’s position in United Rentals partly because of investor concerns regarding the stability of regional banks. The regional banking stresses along with the Federal Reserve’s interest rate hikes might influence a slowdown in construction activity. A large portion of United Rentals’ revenues come from cyclical end markets such as commercial construction and non-construction industrial tool rentals, which are heavily impacted by regional credit activity.

Although active currency management is not a central facet of the Global Fund’s investment process, fluctuations in major world currencies can at times affect the Fund’s performance. During the period, the net effect of currency moves had a positive impact on Fund performance.

There were several sector adjustments made to the Fund during the reporting period. The Fund increased its exposure to the Communication Services, Information Technology, and Industrials sectors. The Fund reduced its exposure to the Consumer Discretionary and Consumer Staples sectors and sold its positions in the Materials, Energy, and Financials sectors. The Fund also sold its sole position in the Real Estate sector that it held during the period. There were no significant changes to the Fund’s allocation to the Health Care sector or the Fund’s lack of exposure to the Utilities sector.

GLOBAL FUND

Fiscal Period-End Investment Posture

As of September 30, 2023, the Fund’s primary economic sector allocations included Information Technology, Consumer Discretionary, Communication Services, and Health Care. At period end, the Fund had no investments in the Energy, Financials, Materials, Real Estate or Utilities sectors.

The Fund’s most significant country allocation weightings at period-end, excluding short-term investments, were in the United States, France, Germany, and Denmark. Country-level weightings generally should be considered a residual of the Fund’s stock selection process rather than a major, proactive facet of its investment strategy.

Other Developments

As noted earlier in this report, effective April 17, 2023, Robert G. Susman no longer served as a co-portfolio manager of the Marsico Global Fund. In addition, Peter C. Marsico and James D. Marsico were added as co-portfolio managers effective that same date.

Sincerely,

THOMAS F. MARSICO
PETER C. MARSICO
JAMES D. MARSICO

PORTFOLIO MANAGERS

(1)	Foreign investments present additional risks due to currency fluctuations, economic and political factors, lower liquidity, differences in securities regulations and accounting standards, possible changes in taxation, limited public information, and other factors. In addition, the Fund is subject to broad risks associated with investing in equity securities markets generally, including the risks that the securities and markets in which it invests may experience volatility and instability, that domestic and global economies and markets may undergo periods of cyclical change and decline, that investors may at times avoid investments in equity securities, and those investments may not perform as anticipated. Please see the Prospectus for more information.

(2)	The Fund is not managed to track its benchmark index, and may hold a substantially overweight or underweight position in a sector, industry, or security compared to its weight in the benchmark. The Fund may be subject to risks associated with a particular sector or other area in which it is overweight, including the risk that the stocks of companies within one area could simultaneously decline in price because of an event that affects the entire area. For informational purposes, the discussion below may compare the benchmark weight or performance of a sector or industry to the investment approach of the Fund.

(3)	The performance data quoted here represent past performance, and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 888-860-8686 or visit marsicofunds.com.

(4)	This review highlights Fund performance over a one-year fiscal period. Shareholders should keep in mind that the Fund is intended for long-term investors who hold their shares for substantially longer periods of time. You should also keep in mind that our current views and beliefs regarding all investments discussed in this report are subject to change at any time. References to specific securities, industries, and sectors discussed in this report are not recommendations to buy or sell such securities or related investments, and the Fund may not necessarily hold these securities or investments today due to the active management of the Fund. Please see the accompanying Schedule of Investments for the percentage of the Fund’s portfolio represented by the securities mentioned in this report as of the end of the reporting period.

(5)	Total returns are based on net change in net asset value assuming reinvestment of distributions. Periodically, certain fees and expenses have been waived or reimbursed by Marsico Capital Management, LLC (the “Adviser”). In the absence of such a waiver or reimbursement, the performance returns reflected would have been reduced. In accordance with the expense limitation and fee waiver agreement, the Adviser may recoup fees and expenses previously waived or reimbursed under certain parameters. Periodically, the Adviser has recouped such fees or expenses, resulting in a lower performance return. Please see the Prospectus for more information.

(6)	Regarding GICS data cited throughout this report, the Global Industry Classification Standard was developed by and is the exclusive property and service mark of MSCI Inc. (“MSCI”) and Standard & Poor’s (“S&P”) and is licensed for use by the Adviser. Neither MSCI, S&P, nor the Adviser or any third party involved in compiling GICS makes any express or implied warranties or representations with respect to such standard or classification (or the results from use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability and fitness for a particular purpose with respect to any such standard or classification. MSCI, S&P, the Adviser, and any of their affiliates or third parties involved in compiling GICS shall not have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

GLOBAL Fund Overview

September 30, 2023 (Unaudited)

The Global Fund is a diversified portfolio and invests primarily in the common stocks of US and foreign companies that are selected for their long-term growth potential. The Fund may invest in an unlimited number of companies of any size that are economically tied to any countries or markets throughout the world, including securities of companies economically tied to emerging markets. Under normal market conditions, the Fund will invest significantly (generally, at least 40% of its net assets) in the securities of issuers organized or located outside the US or doing business outside the US or other foreign securities (unless market conditions are not deemed favorable by the Adviser, in which case the Fund generally will invest at least 30% of its assets in such foreign securities). The Fund will invest its assets in various regions and countries, including the US, that encompass not less than three different countries overall.

	INVESTOR CLASS		INSTITUTIONAL CLASS
TOTAL ANNUAL OPERATING EXPENSES*	1.38%	TOTAL ANNUAL OPERATING EXPENSES*	1.07%
NET EXPENSES* †	1.46%

GROWTH OF $10,000(1)(2)(3)	PERFORMANCE COMPARISON(1)(2)
	Average Annualized Returns

SECTOR ALLOCATION(5)	TOP FIVE HOLDINGS

	HERMES INTERNATIONAL	7.65%
	META PLATFORMS, INC. - CL. A	6.43%
	MICROSOFT CORP.	5.19%
	AMAZON.COM, INC.	5.07%
	ELI LILLY & COMPANY	5.06%

*	The Total Annual Operating Expenses and Net Expenses are reflective of the information disclosed in the Funds’ Prospectus dated January 31, 2023, as supplemented, and may differ from the expense ratios disclosed in this report.

†	Marsico Capital Management, LLC (the “Adviser”) has entered into a written expense limitation and fee waiver agreement under which it has agreed (i) to limit the total expenses of the Investor Class of the Fund (excluding taxes, interest, acquired fund fees and expenses, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments) to an annual rate of 1.50% of the Fund’s average net assets attributable to Investor Class shares, and (ii) to limit the total expenses of the Institutional Class of the Fund (excluding taxes, interest, acquired fund fees and expenses, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments) to an annual rate of 1.25% of the Fund’s average net assets attributable to Institutional Class shares, until January 31, 2024. This expense limitation and fee waiver agreement may be terminated by the Adviser at any time after January 31, 2024, upon 15 days prior notice to the Fund and its administrator. The Adviser may recoup from the Fund (or share class as applicable) any fees previously waived and/or expenses previously reimbursed by the Adviser with respect to the Fund or share class, as applicable, including any applicable waivers which may apply to a specific share class, pursuant to this agreement (including waivers or reimbursements under previous expense limitations), if (1) such recoupment by the Adviser does not cause the Fund’s share class, at the time of recoupment, to exceed the lesser of (a) the expense limitation in effect at the time the relevant amount was waived and/or reimbursed, or (b) the expense limitation in effect at the time of the proposed recoupment, and (2) the recoupment is made within three years after the fiscal year end date as of which the amount to be waived or reimbursed was determined and the waiver or reimbursement occurred. In accordance with the Funds’ Multi-Class Plan, amounts eligible for recoupment from periods prior to the addition of the Institutional Class will continue to be eligible for recoupment from the Investor Class.

(1)	The performance data quoted here represent past performance, and past performance is not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance information quoted. To obtain performance information current to the most recent month-end, please call 888-860-8686 or visit marsicofunds.com.

The performance included in the chart and graph does not reflect the deduction of taxes on Fund distributions or the redemption of Fund shares.

All indices are unmanaged and investors cannot invest directly in an index.

The MSCI ACWI (All Country World Index) Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets.

(2)	Periodically, certain fees and expenses have been waived or reimbursed by the Adviser. In the absence of such a waiver or reimbursement, the performance returns reflected would have been reduced. In accordance with the expense limitation and fee waiver agreement, the Adviser may recoup fees and expenses previously waived or reimbursed under certain parameters. Periodically, the Adviser has recouped such fees or expenses, resulting in a lower performance return.

(3)	This chart assumes an initial investment of $10,000 made on September 30, 2013 in the Investor Class shares of the Fund. Total returns are based on net change in NAV, assuming reinvestment of distributions.

(4)	Institutional Class shares commenced operations on December 6, 2021. The performance attributed to the Institutional Class shares prior to that date is that of the Investor Class shares. Performance prior to December 6, 2021 has not been adjusted to reflect the lower expenses of the Institutional Class shares. During this period, Institutional Class shares would have had returns similar to, but potentially higher than, Investor Class shares due to the fact that Institutional Class shares represent interests in the same portfolio as Investor Class shares but are typically subject to lower expenses than the Investor Class shares.

(5)	Sector weightings represent the percentage of the Fund’s investments (excluding cash equivalents) in certain general sectors. These sectors may include more than one industry. The Fund’s portfolio composition is subject to change at any time.

Schedule of Investments

MARSICO GLOBAL FUND

SCHEDULE OF INVESTMENTS

As of September 30, 2023

	Number of Shares	Value	Percent of Net Assets
COMMON STOCKS
Aerospace & Defense
Airbus S.E.	35,391	$4,751,228	2.96%

Apparel, Accessories & Luxury Goods
Hermes International	6,706	12,264,142	7.65

Application Software
Adobe, Inc.*	6,201	3,161,890	1.97
SAP S.E. Spon. ADR	37,851	4,894,891	3.05
Synopsys, Inc.*	14,612	6,706,470	4.19
		14,763,251	9.21
Automobile Manufacturers
Tesla, Inc.*	24,818	6,209,960	3.88

Automotive Parts & Equipment
Mobileye Global, Inc. - Cl. A*	107,508	4,466,957	2.79

Automotive Retail
O’Reilly Automotive, Inc.*	5,809	5,279,568	3.29

Broadline Retail
Amazon.com, Inc.*	63,936	8,127,544	5.07

Consumer Staples Merchandise Retail
Costco Wholesale Corp.	9,846	5,562,596	3.47

Homebuilding
Lennar Corp. - Cl. A	20,656	2,318,223	1.45

Industrial Conglomerates
Siemens A.G.	20,694	2,968,069	1.85

Integrated Telecommunication Services
Deutsche Telekom A.G.	247,319	5,195,046	3.24

Interactive Media & Services
Alphabet, Inc. - Cl. A*	59,799	7,825,297	4.88
Meta Platforms, Inc. - Cl. A*	34,328	10,305,609	6.43
		18,130,906	11.31
Managed Health Care
UnitedHealth Group, Inc.	1,782	898,467	0.56

Passenger Airlines
Delta Air Lines, Inc.	57,371	2,122,727	1.32

Personal Care Products
L’Oreal S.A.	10,008	4,160,433	2.60

Pharmaceuticals
AstraZeneca PLC	41,424	5,611,108	3.50
Eli Lilly & Company	15,086	8,103,143	5.06
Novo Nordisk A/S - Cl. B	88,386	8,067,496	5.03
		21,781,747	13.59
Restaurants
Chipotle Mexican Grill, Inc.*	3,247	5,947,952	3.71

Semiconductor Materials & Equipment
ASML Holding N.V. - NY Reg. Shs.	11,333	6,671,284	4.16

Semiconductors
NVIDIA Corp.	17,627	7,667,569	4.79
Taiwan Semiconductor Manufacturing Co., Ltd. Spon. ADR	56,103	4,875,350	3.04
		12,542,919	7.83
Systems Software
Microsoft Corp.	26,317	8,309,593	5.19

Technology Hardware, Storage & Peripherals
Apple, Inc.	23,728	4,062,471	2.54

TOTAL COMMON STOCKS
(Cost $102,817,045)		156,535,083	97.67

SHORT-TERM INVESTMENTS
State Street Institutional Treasury Money Market Fund - Premier Class, 5.28%#	4,115,048	4,115,048	2.57

TOTAL SHORT-TERM INVESTMENTS
(Cost $4,115,048)		4,115,048	2.57

TOTAL INVESTMENTS
(Cost $106,932,093)		160,650,131	100.24

Liabilities, Less Cash and Other Assets		(377,239)	(0.24)

NET ASSETS		$160,272,892	100.00%

Schedule of Investments

SUMMARY OF INVESTMENTS BY COUNTRY

Country	Market Value	Percent of Investment Securities
Denmark	$8,067,496	5.02%
France	21,175,803	13.18
Germany	13,058,006	8.13
Israel	4,466,957	2.78
Netherlands	6,671,284	4.15
Taiwan	4,875,350	3.04
United Kingdom	5,611,108	3.49
United States(1)	96,724,127	60.21
	$160,650,131	100.00%

(1)	Includes short-term securities.

SUMMARY OF FAIR VALUE MEASUREMENTS

As of September 30, 2023, all investments disclosed in the preceding Schedule of Investments were classified as Level 1.

For more information on investment valuation and valuation inputs, refer to Note 2(a) in the Notes to Financial Statements.

*	Non-income producing.

#	Rate shown is the 7-day yield as of September 30, 2023.

See notes to financial statements.

FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES

September 30, 2023

(Amounts in thousands)	MARSICO FOCUS FUND	MARSICO GROWTH FUND

ASSETS
Investments, at value (cost $393,796, $197,025, $173,991, $30,406, and $106,932, respectively)	$674,071	$295,058
Foreign currency (cost $0, $0, $0, $3, and $0, respectively)	—	—
Receivable for investments sold	—	7,578
Receivable for capital stock sold	14	5
Dividends receivable	96	94
Prepaid expenses and other assets	5,676	1,823
Total Assets	679,857	304,558

LIABILITIES
Payable for investments purchased	—	12,837
Payable for capital stock redeemed	78	12
Payable to investment adviser	690	242
Accrued trustees’ fees	5,673	1,814
Accrued distribution fee	2,153	1,854
Accrued professional fees	189	80
Accrued transfer agent fees and expenses	108	49
Accrued fund administration fees	32	19
Accrued reporting, printing and postage expenses	25	12
Accrued expenses and other liabilities	33	26
Total Liabilities	8,981	16,945

NET ASSETS	$670,876	$287,613

NET ASSETS CONSIST OF
Paid-in-capital	$383,823	$187,992
Total distributable earnings	287,053	99,621
NET ASSETS	$670,876	$287,613

NET ASSET VALUE INFORMATION BY CLASS

INVESTOR CLASS:
Net Assets	$567,000	$260,436
Shares Outstanding, $0.001 par value (Unlimited shares authorized)	28,551	14,490
NET ASSET VALUE, REDEMPTION PRICE, AND OFFERING PRICE PER SHARE (NET ASSETS/SHARES OUTSTANDING)*	$19.86	$17.97

INSTITUTIONAL CLASS:
Net Assets	$103,876	$27,177
Shares Outstanding, $0.001 par value (Unlimited shares authorized)	5,203	1,505
NET ASSET VALUE, REDEMPTION PRICE, AND OFFERING PRICE PER SHARE (NET ASSETS/SHARES OUTSTANDING)*	$19.96	$18.06

*	Not in thousands, based on unrounded net assets and shares outstanding.

See notes to financial statements.

FINANCIAL STATEMENTS

MARSICO MIDCAP GROWTH FOCUS FUND	MARSICO INTERNATIONAL OPPORTUNITIES FUND	MARSICO GLOBAL FUND

$235,859	$35,752	$160,650
—	3	—
—	1,137	—
3	—	4
59	207	120
1,189	210	1,177
237,110	37,309	161,951

—	—	—
5	—	34
159	17	127
1,182	199	1,164
641	191	212
73	13	49
54	13	43
21	8	20
11	4	8
30	20	21
2,176	465	1,678

$234,934	$36,844	$160,273

$171,875	$32,439	$106,063
63,059	4,405	54,210
$234,934	$36,844	$160,273

$219,855	$34,278	$142,683
6,488	2,047	8,453
$33.89	$16.75	$16.88

$15,079	$2,566	$17,590
443	152	1,035
$34.04	$16.83	$16.99

FINANCIAL STATEMENTS

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED September 30, 2023

(Amounts in thousands)	MARSICO FOCUS FUND	MARSICO GROWTH FUND

INVESTMENT INCOME
Dividends (net of $32, $7, $32, $64, and $97, respectively, of non-reclaimable foreign withholding taxes)	$4,997	$2,131
Total Investment Income	4,997	2,131

EXPENSES
Investment advisory fees	4,785	2,113
Trustees’ fees and expenses	1,479 (1)	343 (1)
Distribution fees:
Investor Class	1,336	600
Transfer agent fees and expenses:
Investor Class	504	232
Institutional Class	72	23
Professional fees	476	198
Fund administration fees:
Investor Class	139	115
Institutional Class	28	16
Custody and fund accounting fees	114	79
Miscellaneous	95	45
Reporting, printing, and postage expenses	91	46
Federal and state registration fees	56	44
Total Expenses	9,175	3,854
Less waiver of expenses (Note 3) and expenses paid indirectly (Note 2(b))	(279)	(73)
Net Expenses	8,896	3,781

NET INVESTMENT INCOME (LOSS)	(3,899)	(1,650)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain on investments	15,227	9,528
Net realized gain (loss) on foreign currency transactions	—	(333)
Change in unrealized appreciation (depreciation) on investments, foreign currency translations, and non-interested trustees’ deferred compensation	135,018	54,959
Increase from payment by service provider (Note 2(h))	—	—

Net Gain on Investments	150,245	64,154

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$146,346	$62,504

(1)

Amounts include Trustees’ fees and expenses and the mark to market unrealized appreciation during the period for shares held in the Non-Interested Trustees’ Deferred Fee Plan, as more fully described in Note 2(g) in the Notes to Financial Statements.

	Trustees’ Fees and Expenses*	Unrealized Appreciation*
Focus Fund	$213,069	$1,266,405
Growth Fund	88,488	254,996
Midcap Growth Focus Fund	84,742	39,360
International Opportunities Fund	13,457	15,046
Global Fund	53,742	92,766

*	Not in thousands.

See notes to financial statements.

FINANCIAL STATEMENTS

MARSICO MIDCAP GROWTH FOCUS FUND	MARSICO INTERNATIONAL OPPORTUNITIES FUND	MARSICO GLOBAL FUND

$2,175	$751	$1,690
2,175	751	1,690

1,936	312	1,298
124 (1)	29 (1)	147 (1)

553	89	362

288	65	220
25	13	21
189	34	123

112	41	103
14	8	16
84	78	82
43	10	29
49	20	38
40	31	37
3,457	730	2,476
(30)	(154)	(86)
3,427	576	2,390

(1,252)	175	(700)

6,093	2,472	6,149
(275)	(389)	613
26,987	4,968	29,211
6	—	—

32,811	7,051	35,973

$31,559	$7,226	$35,273

FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

	MARSICO FOCUS FUND		MARSICO GROWTH FUND

(Amounts in thousands)	Year Ended 9/30/23	Year Ended 9/30/22(1)	Year Ended 9/30/23	Year Ended 9/30/22(1)

OPERATIONS:
Net investment income (loss)	$(3,899)	$(1,528)	$(1,650)	$(2,766)
Net realized gain (loss) on investments	15,227	82,900	9,528	(4,112)
Net realized gain (loss) on foreign currency transactions	—	—	(333)	(12)
Change in unrealized appreciation (depreciation) on investments, foreign currency translations, and non-interested trustees’ deferred compensation	135,018	(319,343)	54,959	(128,165)
Increase from payment by service provider (Note 2(h))	—	—	—	—

Net increase (decrease) in net assets resulting from operations	146,346	(237,971)	62,504	(135,055)

DISTRIBUTIONS:
Investor Class	(73,616)	(99,779)	—	(119,847)
Institutional Class	(10,950)	— (2)	—	— (2)

Total distributions	(84,566)	(99,779)	—	(119,847)

CAPITAL SHARE TRANSACTIONS:
Investor Class:
Proceeds from sales of shares	20,304	35,500	19,901	12,042
Proceeds from reinvestment of distributions	70,749	94,464	—	111,454
Redemption of shares	(74,241)	(224,653)	(38,686)	(80,601)

Net increase (decrease) from Investor Class capital share transactions	16,812	(94,689)	(18,785)	42,895

Institutional Class:
Proceeds from sales of shares	26,512	145,353	4,348	37,633
Proceeds from reinvestment of distributions	9,085	—	—	—
Redemption of shares	(29,195)	(22,673)	(4,844)	(5,091)

Net increase (decrease) from Institutional Class capital share transactions	6,402	122,680	(496)	32,542

TOTAL INCREASE (DECREASE) IN NET ASSETS	84,994	(309,759)	43,223	(179,465)

NET ASSETS:
Beginning of Period	585,882	895,641	244,390	423,855

End of Period	$670,876	$585,882	$287,613	$244,390

TRANSACTIONS IN SHARES:
Investor Class:
Shares sold	946	1,432	1,119	632
Shares issued in reinvestment of distributions	4,466	3,618	—	5,043
Shares redeemed	(4,052)	(8,912)	(2,493)	(4,044)

Net increase (decrease) from Investor Class share transactions	1,360	(3,862)	(1,374)	1,631

Institutional Class:
Shares sold	1,579	5,636	256	1,821
Shares issued in reinvestment of distributions	572	—	—	—
Shares redeemed	(1,570)	(1,014)	(280)	(292)

Net increase (decrease) from Institutional Class share transactions	581	4,622	(24)	1,529

(1)	Institutional Class shares commenced operations on December 6, 2021.

(2)	Distributions occurred prior to the commencement of operations of the Institutional Class shares.

(3)	Shares issued in reinvestment of distributions were less than one thousand shares.

See notes to financial statements.

FINANCIAL STATEMENTS

MARSICO MIDCAP GROWTH FOCUS FUND		MARSICO INTERNATIONAL OPPORTUNITIES FUND		MARSICO GLOBAL FUND

Year Ended 9/30/23	Year Ended 9/30/22(1)	Year Ended 9/30/23	Year Ended 9/30/22(1)	Year Ended 9/30/23	Year Ended 9/30/22(1)

$(1,252)	$(3,078)	$175	$44	$(700)	$(1,175)
6,093	1,372	2,472	(1,462)	6,149	9,973
(275)	56	(389)	(1,111)	613	(3,431)
26,987	(125,735)	4,968	(16,550)	29,211	(101,099)
6	—	—	—	—	—

31,559	(127,385)	7,226	(19,079)	35,273	(95,732)

—	(48,168)	(58)	(7,105)	(5,698)	(48,975)
—	— (2)	(3)	— (2)	(627)	— (2)

—	(48,168)	(61)	(7,105)	(6,325)	(48,975)

9,562	5,044	2,288	2,838	2,526	6,246
—	45,254	56	6,538	5,522	43,077
(22,183)	(58,977)	(4,890)	(14,565)	(28,894)	(87,198)

(12,621)	(8,679)	(2,546)	(5,189)	(20,846)	(37,875)

19,035	29,189	350	6,983	10,641	35,305
—	—	2	—	341	—
(23,644)	(3,391)	(2,995)	(1,016)	(9,523)	(11,504)

(4,609)	25,798	(2,643)	5,967	1,459	23,801

14,329	(158,434)	1,976	(25,406)	9,561	(158,781)

220,605	379,039	34,868	60,274	150,712	309,493

$234,934	$220,605	$36,844	$34,868	$160,273	$150,712

274	126	128	157	152	321
—	967	4	310	386	1,915
(661)	(1,441)	(289)	(797)	(1,843)	(4,413)

(387)	(348)	(157)	(330)	(1,305)	(2,177)

574	677	21	379	706	1,617
—	—	— (3)	—	24	—
(704)	(104)	(184)	(64)	(610)	(702)

(130)	573	(163)	315	120	915

FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

For a Fund Share Outstanding Throughout the Period

	MARSICO FOCUS FUND
Investor Class:	Year Ended 9/30/23	Year Ended 9/30/22		Year Ended 9/30/21	Year Ended 9/30/20	Year Ended 9/30/19

Net Asset Value, Beginning of Period	$18.41	$28.84		$25.92	$18.59	$20.17

Income from Investment Operations:
Net investment loss	(0.11)	(0.09)		(0.22)	(0.10)	(0.04)
Net realized and unrealized gains (losses) on investments	4.37	(7.13)		5.74	8.92	0.25
Total from investment operations	4.26	(7.22)		5.52	8.82	0.21

Distributions & Other:
Net realized gains	(2.81)	(3.21)		(2.60)	(1.49)	(1.79)
Total distributions and other	(2.81)	(3.21)		(2.60)	(1.49)	(1.79)

Net Asset Value, End of Period	$19.86	$18.41		$28.84	$25.92	$18.59

Total Return	27.04%	(28.30)%		22.52%	50.71%	2.52%

Supplemental Data and Ratios:
Net assets, end of period (000s)	$567,000	$500,599		$895,641	$806,181	$554,645
Ratio of net expenses (before expenses paid indirectly) to average net assets(6)	1.45%	1.02%		1.26%	1.24%	1.02%
Ratio of net investment loss to average net assets(7)	(0.66)%	(0.25)%		(0.79)%	(0.53)%	(0.19)%
Ratio of total expenses to average net assets(8)	1.50%	1.02%		1.26%	1.24%	1.02%
Ratio of net investment loss (before waivers, recoupment and expenses paid indirectly) to average net assets(9)	(0.71)%	(0.25)%		(0.79)%	(0.53)%	(0.19)%
Portfolio turnover rate	76%	102%		28%	45%	42%

Institutional Class:	Year Ended 9/30/23	Period Ended 9/30/22(1)

Net Asset Value, Beginning of Period	$18.45	$26.98

Income from Investment Operations:
Net investment income (loss)	(0.08)	0.04
Net realized and unrealized gains (losses) on investments	4.40	(8.57)
Total from investment operations	4.32	(8.53)

Distributions & Other:
Net realized gains	(2.81)	—	(4)
Increase from payment by service provider (Note 2(h))	—	—
Total distributions and other	(2.81)	—

Net Asset Value, End of Period	$19.96	$18.45

Total Return	27.34%	(31.62	)%(2)

Supplemental Data and Ratios:
Net assets, end of period (000s)	$103,876	$85,283
Ratio of net expenses (before expenses paid indirectly) to average net assets(6)	1.20%	0.65	%(3)
Ratio of net investment income (loss) to average net assets(7)	(0.41)%	0.24	%(3)
Ratio of total expenses to average net assets(8)	1.23%	0.65	%(3)
Ratio of net investment income (loss) (before waivers, recoupment and expenses paid indirectly) to average net assets(9)	(0.44)%	0.24	%(3)
Portfolio turnover rate	76%	102	%(2)

(1)	Institutional Class shares commenced operations on December 6, 2021.

(2)	Not Annualized.

(3)	Annualized.

(4)	Distributions occurred prior to the commencement of operations of the Institutional Class shares.

(5)	The Fund’s transfer agent reimbursed the Institutional Class $6 (in thousands) for losses incurred. The reimbursement increased the total return by 0.03%.

(6)	Ratio of expenses to average net assets, less waivers and before expenses paid indirectly, plus recoupment of previously waived fees or expenses paid.

(7)	Ratio of net investment income (loss) to average net assets, net of waivers, recoupment of previously waived fees or expenses paid and expenses paid indirectly.

(8)	Ratio of expenses to average net assets, before waivers, recoupment of previously waived fees or expenses paid and expenses paid indirectly.

(9)	Ratio of net investment income (loss) to average net assets, before waivers, recoupment of previously waived fees or expenses paid and expenses paid indirectly.

See notes to financial statements.

FINANCIAL STATEMENTS

MARSICO GROWTH FUND						MARSICO MIDCAP GROWTH FOCUS FUND
Year Ended 9/30/23	Year Ended 9/30/22		Year Ended 9/30/21	Year Ended 9/30/20	Year Ended 9/30/19	Year Ended 9/30/23		Year Ended 9/30/22		Year Ended 9/30/21	Year Ended 9/30/20	Year Ended 9/30/19

$14.05	$29.78		$25.66	$18.75	$20.69	$29.61		$52.48		$39.52	$33.70	$33.18

(0.13)	(0.15)		(0.35)	(0.14)	(0.08)	(0.21)		(0.44)		(0.47)	(0.39)	(0.20)
4.05	(7.25)		6.85	8.92	0.34	4.49		(15.83)		14.77	7.30	2.15
3.92	(7.40)		6.50	8.78	0.26	4.28		(16.27)		14.30	6.91	1.95

—	(8.33)		(2.38)	(1.87)	(2.20)	—		(6.60)		(1.34)	(1.09)	(1.43)
—	(8.33)		(2.38)	(1.87)	(2.20)	—		(6.60)		(1.34)	(1.09)	(1.43)

$17.97	$14.05		$29.78	$25.66	$18.75	$33.89		$29.61		$52.48	$39.52	$33.70

27.90%	(34.81)%		26.51%	51.11%	3.16%	14.45%		(35.52)%		36.56%	21.15%	6.88%

$260,436	$222,871		$423,855	$410,592	$259,305	$219,855		$203,593		$379,039	$291,976	$282,779
1.45%	1.19%		1.37%	1.45%	1.27%	1.44%		1.34%		1.33%	1.40%	1.30%
(0.65)%	(0.84)%		(1.07)%	(0.85)%	(0.40)%	(0.54)%		(1.05)%		(0.91)%	(0.96)%	(0.66)%
1.48%	1.19%		1.34%	1.50%	1.27%	1.45%		1.34%		1.33%	1.40%	1.30%
(0.68)%	(0.84)%		(1.04)%	(0.90)%	(0.40)%	(0.55)%		(1.05)%		(0.91)%	(0.96)%	(0.66)%
89%	117%		58%	77%	39%	56%		55%		20%	38%	34%

Year Ended 9/30/23	Period Ended 9/30/22(1)					Year Ended 9/30/23		Period Ended 9/30/22(1)

$14.08	$21.57					$29.68		$44.83

(0.07)	(0.07)					(0.17)		(0.22)
4.05	(7.42)					4.52		(14.93)
3.98	(7.49)					4.35		(15.15)

—	—	(4)				—		—	(4)
—	—					0.01		—
—	—					0.01		—

$18.06	$14.08					$34.04		$29.68

28.27%	(34.72	)%(2)				14.69	%(5)	(33.79	)%(2)

$27,177	$21,519					$15,079		$17,012
1.20%	0.92	%(3)				1.20%		1.11	%(3)
(0.40)%	(0.51	)%(3)				(0.32)%		(0.75	)%(3)
1.24%	0.92	%(3)				1.21%		1.11	%(3)
(0.44)%	(0.51	)%(3)				(0.33)%		(0.75	)%(3)
89%	117	%(2)				56%		55	%(2)

FINANCIAL STATEMENTS

FINANCIAL HIGHLIGHTS

For a Fund Share Outstanding Throughout the Period

	MARSICO INTERNATIONAL OPPORTUNITIES FUND
Investor Class:	Year Ended 9/30/23	Year Ended 9/30/22		Year Ended 9/30/21	Year Ended 9/30/20	Year Ended 9/30/19

Net Asset Value, Beginning of Period	$13.84	$23.79		$20.57	$18.47	$20.23

Income from Investment Operations:
Net investment income (loss)	0.06	(0.01	)(5)	(0.04)	0.04	0.01
Net realized and unrealized gains (losses) on investments	2.88	(7.14)		3.81	2.87	(0.35)
Total from investment operations	2.94	(7.15)		3.77	2.91	(0.34)

Distributions & Other:
Net investment income	(0.03)	—		—	(0.07)	—
Net realized gains	—	(2.80)		(0.55)	(0.74)	(1.42)
Total distributions and other	(0.03)	(2.80)		(0.55)	(0.81)	(1.42)

Net Asset Value, End of Period	$16.75	$13.84		$23.79	$20.57	$18.47

Total Return	21.23%	(34.08)%		18.48%	16.14%	(0.37)%

Supplemental Data and Ratios:
Net assets, end of period (000s)	$34,278	$30,503		$60,274	$55,024	$53,311
Ratio of net expenses (before expenses paid indirectly) to average net assets(7)	1.50%	1.50%		1.50%	1.50%	1.50%
Ratio of net investment income (loss) to average net assets(8)	0.44%	0.07%		(0.11)%	0.28%	0.14%
Ratio of total expenses to average net assets(9)	1.86%	1.71%		1.68%	1.81%	1.72%
Ratio of net investment income (loss) (before waivers, recoupment and expenses paid indirectly) to average net assets(10)	0.08%	(0.14)%		(0.29)%	(0.03)%	(0.08)%
Portfolio turnover rate	52%	18%		50%	60%	57%

Institutional Class:	Year Ended 9/30/23	Period Ended 9/30/22(1)

Net Asset Value, Beginning of Period	$13.86	$20.20

Income from Investment Operations:
Net investment income (loss)	0.13	0.03
Net realized and unrealized gains (losses) on investments	2.85	(6.37)
Total from investment operations	2.98	(6.34)

Distributions & Other:
Net investment income	(0.01)	—
Net realized gains	—	—	(6)
Total distributions and other	(0.01)	—

Net Asset Value, End of Period	$16.83	$13.86

Total Return	21.54%	(31.39	)%(2)

Supplemental Data and Ratios:
Net assets, end of period (000s)	$2,566	$4,365
Ratio of net expenses (before expenses paid indirectly) to average net assets(7)	1.25%	1.25	%(3)
Ratio of net investment income (loss) to average net assets(8)	0.53%	0.31	%(3)
Ratio of total expenses to average net assets(9)	1.98%	1.81	%(3)
Ratio of net investment loss (before waivers, recoupment and expenses paid indirectly) to average net assets(10)	(0.20)%	(0.25	)%(3)
Portfolio turnover rate	52%	18	%(2)

(1)	Institutional Class shares commenced operations on December 6, 2021.

(2)	Not Annualized.

(3)	Annualized.

(4)	Less than $0.01.

(5)	Due to timing of share activity, per share amount shown does not correlate with the amount reflected on the Statement of Changes in Net Assets.

(6)	Distributions occurred prior to the commencement of operations of the Institutional Class shares.

(7)	Ratio of expenses to average net assets, less waivers and before expenses paid indirectly, plus recoupment of previously waived fees or expenses paid.

(8)	Ratio of net investment income (loss) to average net assets, net of waivers, recoupment of previously waived fees or expenses paid and expenses paid indirectly.

(9)	Ratio of expenses to average net assets, before waivers, recoupment of previously waived fees or expenses paid and expenses paid indirectly.

(10)	Ratio of net investment income (loss) to average net assets, before waivers, recoupment of previously waived fees or expenses paid and expenses paid indirectly.

See notes to financial statements.

FINANCIAL STATEMENTS

MARSICO GLOBAL FUND
Year Ended 9/30/23	Year Ended 9/30/22		Year Ended 9/30/21	Year Ended 9/30/20	Year Ended 9/30/19

$14.12	$25.93		$22.83	$16.06	$17.16

(0.12)	(0.17)		(0.28)	(0.19)	(0.12)
3.50	(7.58)		3.97	6.96	(0.82)
3.38	(7.75)		3.69	6.77	(0.94)

—	—		—	—	—
(0.62)	(4.06)		(0.59)	—	(0.16)
(0.62)	(4.06)		(0.59)	—	(0.16)

$16.88	$14.12		$25.93	$22.83	$16.06

24.72%	(35.55)%		16.33%	42.15%	(5.36)%

$142,683	$137,752		$309,493	$285,033	$228,893
1.50%	1.45%		1.45%	1.45%	1.45%
(0.46)%	(0.56)%		(1.03)%	(0.84)%	(0.55)%
1.55%	1.37%		1.37%	1.73%	1.41%
(0.51)%	(0.48)%		(0.95)%	(1.12)%	(0.51)%
82%	100%		65%	51%	67%

Year Ended 9/30/23	Period Ended 9/30/22(1)

$14.17	$22.30

(0.05)	—	(4)
3.49	(8.13)
3.44	(8.13)

—	—
(0.62)	—	(6)
(0.62)	—

$16.99	$14.17

25.07%	(36.46	)%(2)

$17,590	$12,960
1.25%	1.06	%(3)
(0.23)%	(0.02	)%(3)
1.29%	1.06	%(3)
(0.27)%	(0.02	)%(3)
82%	100	%(2)

NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS September 30, 2023

1.	Organization

The Marsico Investment Fund (the “Trust”) was organized on October 1, 1997, as a Delaware statutory trust and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Focus Fund, Growth Fund, Midcap Growth Focus Fund, International Opportunities Fund, and Global Fund (collectively, the “Funds”) are separate investment portfolios of the Trust. The Focus Fund is a non-diversified fund and the Growth Fund, Midcap Growth Focus Fund, International Opportunities Fund, and Global Fund are diversified funds. The Focus Fund and Growth Fund commenced operations on December 31, 1997, the Midcap Growth Focus Fund commenced operations on February 1, 2000, the International Opportunities Fund commenced operations on June 30, 2000, and the Global Fund commenced operations on June 29, 2007. Prior to September 1, 2021, the Midcap Growth Focus Fund was known as the 21st Century Fund.

On November 17, 2021, the Funds’ Board of Trustees (the “Board”) approved a Multi-Class Plan (“Multi-Class Plan”) pursuant to Rule 18f-3 under the 1940 Act (i) to divide the shares of each Fund into two classes, (ii) to authorize and designate a new Institutional Class of shares for each of the Funds and (iii) to redesignate the existing shares of each of the Funds as Investor Class shares. Effective December 6, 2021, the Institutional Class shares for each of the Funds commenced operations and the existing shares of each of the Funds were redesignated as Investor Class shares. Shares of each class of the Funds represent an equal pro rata interest in such Fund and generally have identical voting, distribution, liquidation and other rights/privileges except that each class shall (a) have a different designation; (b) bear any class expenses; (c) have exclusive voting rights on any matter submitted to shareholders that relates solely to its administration or distribution arrangement; (d) have separate voting rights on any matter submitted to shareholders in which the interests of one class differ from the interests of any other class; and (e) have different shareholder investment minimum requirements.

Trustees and officers of the Trust and employees of Marsico Capital Management, LLC (the “Adviser”) own approximately 18%, 29%, 32%, 66%, and 51% of the outstanding Institutional Class shares of the Focus Fund, Growth Fund, Midcap Growth Focus Fund, International Opportunities Fund, and Global Fund, respectively, as of September 30, 2023. Percentage ownership of each Fund is significant as the Institutional Class of shares for each Fund were initially funded by conversions of Investor Class shares in certain accounts attributed to Trustees and executive officers of the Trust.

2.	Significant Accounting Policies

The Funds qualify as investment companies under Accounting Standards Update No. 2013-08, Accounting Standard Codification Topic 946, “Financial Services — Investment Companies” (“ASC 946”). The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with Generally Accepted Accounting Principles (“GAAP”) in the United States of America for investment companies and follow the accounting guidance provided in ASC 946. The presentation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures of assets and liabilities at the date of the financial statements and the reported amounts and disclosures of income and expenses during the reporting period. Actual results could differ from those estimates.

(a)	Investment Valuation — A security traded on a recognized stock exchange is generally valued at the last sale price prior to the closing of the principal exchange on which the security is traded. Securities traded on NASDAQ generally will be valued at the NASDAQ Official Closing Price. If no sale price is reported on the valuation date, the most current bid price will generally be used, with the exception of short option positions which will generally utilize the most current ask price. Other securities for which over-the-counter market quotations are readily available are generally valued at the last sale price. Debt securities that will mature in more than 60 days are generally valued at their bid prices furnished by a pricing service. Debt securities that will mature in 60 days or less are valued at amortized cost, if it approximates market value. Any securities for which market quotations are not readily available are valued at their fair value as determined, in accordance with the Funds’ policies and procedures, in good faith by the Adviser, subject to the Board’s general supervision of the Adviser as the Board’s valuation designee (as defined in Rule 2a-5 under the 1940 Act). The Funds’ policies and procedures, including those wherein the Adviser has been approved as the Board’s valuation designee, have been duly approved by the Board. When a security has been “fair valued,” consideration is given to facts and circumstances relevant to the particular situation, including a review of the various factors set forth in the Funds’ policies and procedures. The Funds may use pricing services to assist in determining market value. The Adviser, as the Board’s valuation designee, has proposed and the Board has approved the use of a pricing service to assist the Funds in valuing certain equity securities listed or traded on foreign security exchanges in the Funds’ portfolios in certain circumstances where there is a significant change in the value of related US-traded securities, as represented by, for example, the S&P 500 Index.

“Fair Value Measurements and Disclosures” (the “Fair Value Statement”) defines fair value, establishes a framework for measuring fair value in GAAP, and expands disclosures about fair value measurements. Under the Fair Value Statement, various inputs are used in determining the value of the Funds’ investments.

NOTES TO FINANCIAL STATEMENTS

These inputs are summarized into three broad levels and described below:

•	Level 1 – unadjusted quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, and evaluated quotations obtained from pricing services)

•	Level 3 – significant unobservable inputs (including the Fund’s assumptions that market participants would use in determining the fair value of investments)

The inputs or methodology used for valuing investments are not an indication of the risk associated with investing in those investments. Changes in valuation techniques may result in transfers between the levels during the reporting period. As of September 30, 2023, the fair values of each Fund’s investments according to the valuation inputs utilized are reflected in the “Summary of Fair Value Measurements” on the Fund’s Schedule of Investments. The Funds did not hold a significant amount of Level 3 securities as of September 30, 2023.

(b)	Expenses — The Funds are charged for those expenses that are directly attributable to each Fund, such as advisory and custodial fees. Expenses that are not directly attributable to a Fund are typically allocated among the Funds in proportion to their respective net assets and are in some cases allocated based on other factors. Each class of shares bears a portion of their respective Fund expenses, which are allocated daily to each class of shares in proportion to their respective net assets of the Fund. Expenses directly attributable to a specific class of shares, such as distribution fees for the Investor Class, are charged directly to that class of shares. The Funds’ expenses may be reduced by advisory fee waivers, brokerage credits and uninvested cash balances earning interest or credits. Such credits are included in “Less waiver of expenses and expenses paid indirectly” on the Statements of Operations.

Brokerage commissions may be paid to certain brokers which reduce transfer agent fees and expenses. For the year ended September 30, 2023, the Funds received no such brokerage commission credits. The Funds received earnings credits on certain cash account balances which reduced transfer agent fees and expenses by $1 (in thousands) for the Focus Fund and less than $1 (in thousands) for each of the Growth Fund, Midcap Growth Focus Fund, International Opportunities Fund, and Global Fund for the year ended September 30, 2023. Brokerage commission credits and earnings credits (if any) are included in “Less waiver of expenses and expenses paid indirectly” on the Statements of Operations.

(c)	Federal Income Taxes — Each Fund intends to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to continue to qualify as a regulated investment company and to make the requisite distributions of income to its shareholders which will be sufficient to relieve it from all or substantially all federal and state income taxes. Certain Funds may utilize earnings and profits on redemption of shares as part of the dividends paid deduction.

(d)	Distributions to Shareholders — Dividends from net investment income and net realized capital gains, if any, will be declared and paid at least annually. Distributions to shareholders are recorded on the ex-dividend date. Each Fund may periodically make reclassifications among certain of its capital accounts as a result of the timing and characterization of certain income and capital gains distributions determined in accordance with federal tax regulations, which may differ from GAAP. These reclassifications are due to differing treatment for items such as foreign currency transactions and net investment losses.

The Funds at times may invest in real estate investment trusts (“REITs”). REITs generally pay dividends to their investors based upon cash available from their operations and this amount may differ significantly from the REITs’ actual earnings and profits (“E&P”) determined for income tax purposes. It is common for these dividends to exceed the REITs’ taxable E&P, resulting in the excess portion of such dividends eventually being designated as a return of capital. Determination of the tax character of dividends made by REITs is typically performed by the REIT several months subsequent to the payment of the dividend. Therefore, due to timing issues, the Funds may be in a position of being required to calculate and pay required distribution amounts to their shareholders based on the best information available from the REITs, which may be prior to the final determination of the REITs’ taxable E&P, and it is possible that a portion of the Funds’ distribution amounts could include a return of capital to shareholders for federal income tax purposes.

(e)	Foreign Currency Translation — The accounting records of the Funds are maintained in US dollars. For valuation purposes, values of securities denominated in foreign currencies are translated into US dollars at 4:00 p.m. Eastern Time. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

Reported realized gains and losses on foreign currency transactions arise from sales of portfolio securities, forward foreign currency contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books and the US dollar equivalent of the amounts actually received or paid.

NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS September 30, 2023 (continued)

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held at the end of the reporting period. Net unrealized appreciation or depreciation on investments and foreign currency translations arises from changes in the value of assets and liabilities, including investments in securities at the end of the reporting period, resulting from changes in the exchange rates and changes in market prices of securities held.

Transactions in foreign-denominated assets may involve greater risks than domestic transactions, including currency risk, political and economic risk, regulatory risk and market risk.

(f)	Derivative Instruments — “Disclosure about Derivative Instruments and Hedging Activities” (the “Derivatives Statement”) requires enhanced disclosures about the Funds’ derivative and hedging activities, including how such activities are accounted for and their effects on the Funds’ financial position, performance and cash flows.

The Funds are not intended as vehicles for investing substantially in derivative instruments, and may hold derivative instruments only infrequently. The Funds enter into derivative instruments in order to increase exposure to certain investments, asset classes, or markets, or for hedging purposes to hedge against adverse movements in securities prices, currency rates or interest rates. The Funds can hold various types of derivative instruments such as futures contracts and options on securities, financial indexes, and foreign currencies, options on futures, forward foreign currency contracts, interest rate swaps, credit default swaps, and swap-related products. The use of derivative instruments may involve risks such as the possibility of illiquid markets or imperfect correlation between the value of the derivative instruments and the underlying securities, or that the counterparty will fail to perform its obligations. There were no outstanding derivative instruments held by the Funds as of September 30, 2023 nor did the Funds utilize derivative instruments during the year ended September 30, 2023.

(g)	Non-Interested Trustees’ Deferred Fee Plan — Effective February 1, 2000, the Board of Trustees adopted the Marsico Investment Fund Deferred Fee Plan (the “Deferred Fee Plan”), amended and restated as of December 30, 2005, which allows the Trustees who are not “interested persons” of the Funds, as defined in the 1940 Act (“non-interested Trustees”), to defer the receipt of all or a portion of their compensation received from the Funds and may be invested as directed by each non-interested Trustee. The Deferred Fee Plan was further amended and restated as of November 10, 2020 to allow for any deferred fees credited to accounts established on behalf of the non-interested Trustees to be invested into the Funds and other investment options allowed under the Deferred Fee Plan, such as a non-affiliated US government money market fund, among other clarifying changes. The amounts credited to these accounts increase or decrease in accordance with the performance of the investments selected by the non-interested Trustees. The market value of the deferred account balances as of September 30, 2023 is shown on the Statements of Assets and Liabilities as part of an asset account, “Prepaid expenses and other assets,” and a liability account, “Accrued trustees’ fees.” Additionally, the fluctuation of the account balances due to the performance of the investments is recorded by the Funds as unrealized appreciation (depreciation), which is shown as part of “Total distributable earnings” on the Statements of Assets and Liabilities, and as compensation expense, which is shown as part of the expense account “Trustees’ fees and expenses” on the Statements of Operations. Fees earned and deferred by the non-interested Trustees for the year ended September 30, 2023 are also included in “Trustees’ fees and expenses” on the Statements of Operations. Amounts contributed to the Deferred Fee Plan will be deferred until distributed in accordance with the Deferred Fee Plan. Unrealized appreciation (depreciation) of the investments held in the Deferred Fee Plan is subject to the Funds’ expense reimbursement agreement with the Adviser.

(h)	Other — Investment transactions are accounted for on a trade date basis. Each Fund determines the gain or loss realized from the investment transactions by comparing the original cost of the security lot sold with the net sale proceeds. Dividend income is recognized on the ex-dividend date. Certain dividends from foreign securities are recorded when the Funds are informed of the dividend if such information is obtained subsequent to the ex-dividend date. Interest income, if any, is recognized on an accrual basis and includes amortization of premiums and accretion of discounts. Income, as well as gains and losses, both realized and unrealized, are allocated daily to each class of shares in proportion to their respective net assets of each Fund.

During the year ended September 30, 2023, the Funds’ transfer agent reimbursed the Midcap Growth Focus Fund Institutional Class $6 (in thousands) for a processing issue. The amount is reflected under the caption “Increase from payment by service provider” on the Fund’s Statement of Operations and Statement of Changes in Net Assets. The impact of the reimbursement to the total return and per share information for the Midcap Growth Focus Fund Institutional Class is reflected on the Financial Highlights for the share class.

(i)	Indemnifications — In the normal course of business, the Funds enter into contracts that contain provisions indemnifying other parties against specified potential liabilities. Each Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Funds expect the risk of loss in connection with these potential indemnification obligations to be remote. There can be no assurance that material liabilities related to such obligations will not arise in the future, which may adversely impact a Fund.

NOTES TO FINANCIAL STATEMENTS

3.	Investment Advisory Agreement and Transactions with Affiliates

Each Fund has an agreement with the Adviser to furnish investment advisory services to the Funds. Each Fund calculates and accrues the investment advisory fee daily based on the following rates (expressed as annual rates) and pays the Adviser monthly:

Annual Rate of Average Daily Net Assets	Asset Threshold
0.80%	First $250 million
0.75%	Next $250 million
0.70%	Next $250 million
0.65%	In excess of $750 million

The Adviser has entered into a written expense limitation and fee waiver agreement under which it has agreed (i) to limit the total expenses of the Investor Class of each Fund (excluding taxes, interest, acquired fund fees and expenses, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments) to an annual rate of 1.50% of the average net assets attributable to Investor Class shares of the International Opportunities Fund and Global Fund, and 1.45% of the average net assets attributable to Investor Class shares of the Focus Fund, Growth Fund, and Midcap Growth Focus Fund, and (ii) to limit the total expenses of the Institutional Class of each Fund (excluding taxes, interest, acquired fund fees and expenses, litigation, extraordinary expenses, and brokerage and other transaction expenses relating to the purchase or sale of portfolio investments) to an annual rate of 1.25% of the average net assets attributable to Institutional Class shares of the International Opportunities Fund and Global Fund, and 1.20% of the average net assets attributable to Institutional Class shares of the Focus Fund, Growth Fund and Midcap Growth Focus Fund, until January 31, 2024. This expense limitation and fee waiver agreement may be terminated by the Adviser at any time after January 31, 2024, upon 15 days prior notice to the Fund and its administrator.

The Adviser may recoup from a Fund (or share class as applicable) any fees previously waived and/or expenses previously reimbursed by the Adviser with respect to that Fund or share class, as applicable, including any applicable waivers which may apply to a specific share class, pursuant to this agreement (including waivers or reimbursements under previous expense limitations), if (1) such recoupment by the Adviser does not cause the Fund’s share class, at the time of recoupment, to exceed the lesser of (a) the expense limitation in effect at the time the relevant amount was waived and/or reimbursed, or (b) the expense limitation in effect at the time of the proposed recoupment, and (2) the recoupment is made within three years after the fiscal year end date as of which the amount to be waived or reimbursed was determined and the waiver or reimbursement occurred. In accordance with the Funds’ Multi-Class Plan, amounts eligible for recoupment from periods prior to the addition of the Institutional Class will continue to be eligible for recoupment from the Investor Class. As of September 30, 2023, recoupment amounts (in thousands) that may potentially be made by the respective share class of each of the applicable Funds to the Adviser are as follows:

	Focus Fund		Growth Fund		International Opportunities Fund		Global Fund
Year of Expiration	Investor Class	Institutional Class	Investor Class	Institutional Class	Investor Class	Institutional Class	Investor Class	Institutional Class
2024	$—	$—	$—	$—	$107	$—	$—	$—
2025	—	—	—	—	96	18	—	—
2026	183	21	35	7	126	23	60	6
	$183	$21	$35	$7	$329	$41	$60	$6

During the year ended September 30, 2023, the Adviser voluntarily reimbursed legal fees of (in thousands) $74, $31, $30, $5, and $20 to the Focus Fund, Growth Fund, Midcap Growth Focus Fund, International Opportunities Fund, and Global Fund, respectively. These amounts are included in “Less waiver of expenses and expenses paid indirectly” on the Statements of Operations and will not be subject to recoupment by the Adviser.

Certain officers of the Trust are also officers of the Adviser. The Funds pay a portion of the Chief Compliance Officer’s total compensation costs which is shown as part of the expense account “Professional fees” on the Statements of Operations. No other officers of the Trust received compensation from the Funds during the year ended September 30, 2023.

NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS September 30, 2023 (continued)

4.	Distribution and Service Plan

The Funds have adopted a Distribution and Service Plan pursuant to Rule 12b-1 under the 1940 Act, and effective November 17, 2021, the Board of Trustees approved a Third Amended and Restated Distribution and Service Plan (as amended, the “Plan”). The Plan authorizes payments by the Funds in connection with the distribution of their Investor Class shares at an annual rate, as determined from time to time by the Board of Trustees, of up to 0.25% of a Fund’s average daily net assets attributable to Investor Class shares. Institutional Class shares of the Funds are not subject to a 12b-1 fee. The Plan clarifies that while the maximum 12b-1 Fee rate remains limited to 0.25% per annum of each Fund’s average daily net assets attributable to Investor Class shares, one or more Funds may be charged a lower rate from time to time upon approval by the Board of Trustees, and the rate may vary by Fund. Each Fund currently accrues 12b-1 Fees for its Investor Class shares at a rate of 0.25% per annum of the average daily net assets attributable to Investor Class shares of the Fund until such time as the Board authorizes a different rate. The Plan also clarifies that previously accrued amounts of the 12b-1 Fee for each Fund may be used by that Fund to pay any current or previously accrued expenses of the Fund authorized by the Plan, including non-distribution expenses, authorized by the Plan.

Payments may be made by the Funds under the Plan for the purpose of financing any activity primarily intended to result in the sales of Investor Class shares of the Funds, as determined by the Board of Trustees, as well as for account maintenance and personal services to Investor Class shareholders and any other non-distribution-related services. The Adviser may, out of its own resources (which may include legitimate profits from providing advisory services to the Funds or other clients) and at its sole discretion, make certain payments on behalf of the Funds or the Plan for expenses incurred by a Fund for distribution of Fund shares and related services or for administrative or other expenses incurred by the Fund.

5.	Investment Transactions

The aggregate purchases and sales of securities, excluding short-term investments, for the Funds for the year ended September 30, 2023, were as follows:

(Amounts in thousands)	Focus Fund	Growth Fund	Midcap Growth Focus Fund	International Opportunities Fund	Global Fund
Purchases	$467,769	$227,596	$133,014	$19,651	$130,477
Sales	$501,124	$245,724	$128,842	$23,810	$137,249

There were no purchases or sales of US government securities, excluding short-term investments.

6.	Market Developments, Events, and Risks

Global economies and financial markets increasingly are interconnected, and conditions and events in one country, region or financial market may adversely impact markets, issuers, or economies in different countries, regions or financial markets. These risks may be magnified if certain events or developments adversely affect the safety or health of individuals around the world or interrupt the global supply chain. In these and other circumstances, such risks might affect companies and investments worldwide. As a result, local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, inflation, rising interest rates, recessions or other events could have a significant negative impact on global economic and market conditions. Such events could adversely affect the operational and financial performance of the issuers of securities in which the Funds invest, and such uncertainty may in turn continue to impact the value of the Funds’ investments.

7.	Federal Income Tax Information

“Accounting for Uncertainty in Income Taxes” (the “Income Tax Statement”) requires an evaluation of tax positions taken (or expected to be taken) in the course of preparing a Fund’s tax returns to determine whether these positions meet a “more-likely-than-not” standard that, based on the technical merits, have a more than fifty percent likelihood of being sustained by a taxing authority upon examination. A tax position that meets the “more-likely-than-not” recognition threshold is measured to determine the amount of benefit to recognize in the financial statements. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations.

The Income Tax Statement requires management of the Funds to analyze all open tax years, consisting of fiscal years 2020-2023 as defined by Internal Revenue Service (“IRS”) statute of limitations for all major jurisdictions, including federal tax authorities and certain state tax authorities. As of and during the year ended September 30, 2023, the Funds did not have any liabilities for any unrecognized tax benefits. The Funds have no examinations in progress and are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

NOTES TO FINANCIAL STATEMENTS

At September 30, 2023, gross unrealized appreciation and depreciation of investments, based on cost for federal income tax purposes, were as follows:

(Amounts in thousands)	Focus Fund	Growth Fund	Midcap Growth Focus Fund	International Opportunities Fund	Global Fund
Cost of Investments	$396,589	$198,158	$173,992	$30,445	$107,196

Gross Unrealized Appreciation	$283,647	$97,988	$66,705	$6,335	$55,150
Gross Unrealized Depreciation	(6,165)	(1,088)	(4,838)	(1,028)	(1,696)

Net Unrealized Appreciation on Investments	$277,482	$96,900	$61,867	$5,307	$53,454

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to wash sale loss deferrals.

At September 30, 2023, for federal income tax purposes, the Funds had accumulated capital loss carryforwards as follows:

(Amounts in thousands)	Focus Fund	Growth Fund	Midcap Growth Focus Fund	International Opportunities Fund	Global Fund
Not Subject to Expiration	$—	$—	$—	$675	$—

To the extent that a Fund may realize future net capital gains, those gains will be offset by any of its unused capital loss carryforwards if and to the extent a Fund is able to under the Internal Revenue Code. The Funds are permitted to carryforward capital losses incurred indefinitely.

During the year ended September 30, 2023, the Growth Fund utilized capital loss carryforwards of $4,272 (in thousands).

As of September 30, 2023, the Focus Fund, Growth Fund, Midcap Growth Focus Fund, International Opportunities Fund, and Global Fund, respectively, had (in thousands) $2,120, $1,132, $996, $0, and $394 of qualified late-year losses, which are deferred until fiscal year 2024 for tax purposes. Net late-year losses that are deferred are deemed to arise on the first day of the Fund’s next taxable year.

As of September 30, 2023, the components of accumulated earnings on a tax basis were as follows:

(Amounts in thousands)	Focus Fund	Growth Fund	Midcap Growth Focus Fund	International Opportunities Fund	Global Fund
Undistributed Ordinary Income	$—	$—	$—	$128	$—
Undistributed Trustees’ Deferred Compensation	(5,355)	(2,201)	(1,030)	(354)	(2,354)
Undistributed Long-Term Capital Gains	16,035	5,734	3,198	—	3,443
Tax Accumulated Earnings (Loss)	10,680	3,533	2,168	(226)	1,089
Accumulated Capital and Other Losses	(2,120)	(1,132)	(996)	(675)	(394)
Net Unrealized Appreciation on Investments	277,482	96,900	61,867	5,307	53,454
Net Unrealized Depreciation on Foreign Currency Translations	—	—	—	(5)	(3)
Trustees’ Deferred Compensation Mark-to-Market	1,011	320	20	4	64
Total Accumulated Earnings	$287,053	$99,621	$63,059	$4,405	$54,210

The tax character of distributions paid during the fiscal years ended September 30, 2023 and 2022 was as follows:

	2023		2022
(Amounts in thousands)	Ordinary Income	Long-Term Capital Gains	Ordinary Income	Long-Term Capital Gains
Focus Fund	$—	$84,566	$11,039	$88,740
Growth Fund	—	—	27,446	92,401
Midcap Growth Focus Fund	—	—	2,237	45,931
International Opportunities Fund	61	—	1,774	5,331
Global Fund	—	6,325	3,670	45,305

The tax character of dividends paid may differ from that shown in the Financial Highlights due to short-term gains being treated as ordinary income for tax purposes.

8.	Subsequent Events

Management of the Adviser has determined that there were no material subsequent events that would require disclosure in the Funds’ financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of The Marsico Investment Fund and Shareholders of Marsico Focus Fund, Marsico Growth Fund, Marsico Midcap Growth Focus Fund, Marsico International Opportunities Fund, and Marsico Global Fund

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Marsico Focus Fund, Marsico Growth Fund, Marsico Midcap Growth Focus Fund, Marsico International Opportunities Fund, and Marsico Global Fund (constituting The Marsico Investment Fund, hereafter collectively referred to as the “Funds”) as of September 30, 2023, the related statements of operations for the year ended September 30, 2023, the statements of changes in net assets for each of the two years in the period ended September 30, 2023, including the related notes, and the financial highlights for each of the periods indicated therein (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of September 30, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended September 30, 2023 and each of the financial highlights for each of the periods indicated therein in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of September 30, 2023 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

Denver, Colorado
November 15, 2023

We have served as the auditor of one or more investment companies in The Marsico Investment Fund since 1997.

EXPENSE EXAMPLE

EXPENSE EXAMPLE For the six-month period ended September 30, 2023 (Unaudited)

As a shareholder of the Marsico Funds (the “Funds”), you incur two types of costs: (1) transaction costs, including redemption fees (if any), and (2) ongoing costs, including management fees, distribution (12b-1) fees (if any), and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from April 1, 2023 to September 30, 2023 (the “period”).

Actual Expenses

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 equals 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses paid for the six-month period ended September 30, 2023” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on the respective Fund/Class’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the respective Fund/Class’s actual return of any of the Funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as redemption fees (if any). Therefore, the second line of the table is useful in comparing the ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs (if any) were included, your costs could have been higher.

	Annualized expense ratio	Beginning account value April 1, 2023	Ending account value September 30, 2023	Expenses paid for the six-month period ended September 30, 2023(1)
FOCUS FUND
Investor Class:
Actual Example	1.45%	$1,000.00	$1,122.00	$7.72
Hypothetical Example, assuming a 5% return before expenses		$1,000.00	$1,017.73	$7.34

Institutional Class:
Actual Example	1.20%	$1,000.00	$1,123.20	$6.39
Hypothetical Example, assuming a 5% return before expenses		$1,000.00	$1,018.98	$6.08

GROWTH FUND
Investor Class:
Actual Example	1.45%	$1,000.00	$1,120.30	$7.71
Hypothetical Example, assuming a 5% return before expenses		$1,000.00	$1,017.73	$7.34

Institutional Class:
Actual Example	1.20%	$1,000.00	$1,122.40	$6.39
Hypothetical Example, assuming a 5% return before expenses		$1,000.00	$1,018.98	$6.08

EXPENSE EXAMPLE

EXPENSE EXAMPLE For the six-month period ended September 30, 2023 (Unaudited) (continued)

	Annualized expense ratio	Beginning account value April 1, 2023	Ending account value September 30, 2023	Expenses paid for the six-month period ended September 30, 2023(1)
MIDCAP GROWTH FOCUS FUND
Investor Class:
Actual Example	1.43%	$1,000.00	$1,001.50	$7.15
Hypothetical Example, assuming a 5% return before expenses		$1,000.00	$1,017.86	$7.21

Institutional Class:
Actual Example	1.19%	$1,000.00	$1,002.70	$5.99
Hypothetical Example, assuming a 5% return before expenses		$1,000.00	$1,019.02	$6.04

INTERNATIONAL OPPORTUNITIES FUND
Investor Class:
Actual Example	1.50%	$1,000.00	$955.50	$7.35
Hypothetical Example, assuming a 5% return before expenses		$1,000.00	$1,017.48	$7.59

Institutional Class:
Actual Example	1.25%	$1,000.00	$956.30	$6.13
Hypothetical Example, assuming a 5% return before expenses		$1,000.00	$1,018.73	$6.33

GLOBAL FUND
Investor Class:
Actual Example	1.50%	$1,000.00	$1,053.70	$7.72
Hypothetical Example, assuming a 5% return before expenses		$1,000.00	$1,017.48	$7.59

Institutional Class:
Actual Example	1.25%	$1,000.00	$1,055.30	$6.44
Hypothetical Example, assuming a 5% return before expenses		$1,000.00	$1,018.73	$6.33

(1)	Expenses are equal to the annualized expense ratio for the respective share class multiplied by the average account value over the period, multiplied by 183/365 (to reflect the six-month period).

REVIEW OF LIQUIDITY RISK MANAGEMENT PROGRAM

REVIEW OF LIQUIDITY RISK MANAGEMENT PROGRAM (Unaudited)

Pursuant to Rule 22e-4 under the Investment Company Act (“Rule 22e-4”), the Trust has adopted and implemented a Liquidity Risk Management Program (the “Program”) and Policy (the “Policy”) for the Funds. The Board designated Marsico Capital Management, LLC (or a committee of its employees representing various departments such as trading/research, compliance, legal, and operations, and one or more officers of the Trust, as available) (the “Committee”) as the Program Administrator.

The Program and Policy are reasonably designed to assess and manage each Fund’s liquidity risk. For purposes of Rule 22e-4, “liquidity risk” is defined as the risk that a Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund. Components of the Program and Policy include: (i) assessing each Fund’s liquidity risk based on certain factors at least annually; (ii) classifying the liquidity of each Fund’s portfolio investments into one of four designated liquidity categories (Highly Liquid, Moderately Liquid, Less Liquid and Illiquid) that reflect an estimate of liquidity under current market conditions, and reviewing the classification at least monthly; (iii) confirming expectations in the Policy that the Funds do not need to set a requirement to hold a minimum amount of highly liquid investments (or Highly Liquid Investment Minimum (“HLIM”)) because each Fund primarily holds investments that are highly liquid and qualifies as a Primarily Highly Liquid Fund not subject to HLIM requirements; (iv) restricting the illiquid investments held by a Fund to no more than 15% of the Fund’s net assets and monitoring compliance with the limit; and (v) periodic reporting of liquidity information as required.

At a meeting held on May 22, 2023, the Board of Trustees reviewed the operation and effectiveness of the Program for the period from January 1, 2022 through December 31, 2022, or any later date for which relevant information was presented (the “period”). The Board had previously received interim updates on the implementation of the Program at each regularly scheduled quarterly meeting subsequent to the formal Program adoption. At the May 22, 2023 meeting, the Board reviewed a report and related information prepared by the Chief Compliance Officer on behalf of the Program Administrator and Committee regarding the operation of the Program and Policy, the adequacy and effectiveness of their implementation during the period, and other issues. The report included, among other things, a review of the Committee’s findings regarding: (A) the liquidity risk of each Fund; (B) the classification of the liquidity of each portfolio investment and review at least monthly; (C) confirmation that the HLIM is not applicable; (D) monitoring of the 15% restriction on illiquid investments held by a Fund; (E) periodic reporting of liquidity information as required; and other matters. Based upon the review, the Committee determined that the Program and Policy appeared to have operated well, and to have been implemented adequately and effectively to meet key Program requirements in facilitating the Funds’ compliance with Rule 22e-4 during the period.

OTHER INFORMATION

OTHER INFORMATION (Unaudited)

Proxy Voting Guidelines

The Funds exercise the voting rights associated with the securities held by the Funds under the proxy voting policy of the Funds. A description of those policies and procedures of the Funds and a record of the Funds’ proxy votes for the one-year period ended June 30, 2023 are available without charge, upon request, by calling 888-860-8686. It is also available on the Securities and Exchange Commission’s (SEC) website at www.sec.gov.

Quarterly Filing of Portfolio Holdings

The Funds will file their portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available immediately upon filing on the SEC’s website at www.sec.gov.

Other Tax Information

Corporate Dividends Received Deduction

For the fiscal year ended September 30, 2023, 0%, 0%, 0%, 0%, and 0% of the dividends paid from net investment income qualified for the dividends received deduction available to corporate shareholders of the Focus Fund, Growth Fund, Midcap Growth Focus Fund, International Opportunities Fund, and Global Fund, respectively.

Qualified Dividend Income

Pursuant to Section 854 of the Internal Revenue Code, the Focus Fund, Growth Fund, Midcap Growth Focus Fund, International Opportunities Fund, and Global Fund designated income dividends (in thousands) of $0, $0, $0, $111, and $0, respectively, as qualified dividend income paid during the fiscal year ended September 30, 2023.

Foreign Taxes Paid

Pursuant to the foreign tax credit election under Section 853 of the Internal Revenue Code, the International Opportunities Fund designated (in thousands) $757 of income derived from foreign sources and $50 of foreign taxes paid, for the year ended September 30, 2023.

Of the ordinary income (including short-term capital gain) distributions made during the year ended September 30, 2023, the proportionate share of income derived from foreign sources and foreign taxes paid attributable to one share of stock are:

	Foreign Source Income	Foreign Taxes Paid
International Opportunities Fund	$0.3442	$0.0225

Long Term Capital Gains Designation

For the fiscal year ended September 30, 2023, the Focus Fund, Growth Fund, Midcap Growth Focus Fund, International Opportunities Fund, and Global Fund designated (in thousands) $84,566, $0, $0, $0, and $6,325, respectively, as a 20% rate gain distribution for the purpose of the dividends paid deduction. For income tax purposes, the Funds may utilize earnings and profits distributed to shareholders on the redemption of shares as part of the dividends paid deduction.

Cost Basis Information

Federal law requires mutual fund companies to maintain a shareholder’s cost basis by tax lot and report gain/loss information and holding periods for sales of mutual fund shares that are “covered” securities to the IRS and to shareholders on Form 1099. Mutual fund shares, such as shares of the Funds, acquired on or after January 1, 2012 are covered securities. The Funds are not responsible for maintaining and reporting share information for their shares that are not deemed “covered.”

The tax regulations require that the Funds elect a default tax identification methodology in order to perform the required reporting. The Funds have chosen the first-in-first-out method as the default tax lot identification method for its shareholders. This is the method the Funds will use to determine which specific shares are deemed to be sold when a shareholder’s entire position is not sold in a single transaction and is the method in which “covered” share sales will be reported on a shareholder’s Form 1099.

However, at the time of purchase or upon the sale of “covered” shares, shareholders may generally choose a different tax lot identification method. Shareholders should consult a tax advisor with regard to their personal circumstances as the Funds and their service providers do not provide tax advice.

TRUSTEE AND OFFICER INFORMATION

TRUSTEE AND OFFICER INFORMATION INDEPENDENT TRUSTEES

Name, Address and Age	Position(s) Held with the Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Jay S. Goodgold 1200 17th Street Suite 1700 Denver, CO 80202 DOB: 1954	Trustee; Lead Independent Trustee	Trustee (since February 2006); Lead Independent Trustee (since November 2010)	Private investor (July 2003 - present); Managing Director, Goldman, Sachs & Co. (August 1978 - June 2003).	5	None
Michael D. Rierson 1200 17th Street Suite 1700 Denver, CO 80202 DOB: 1952	Trustee	Since November 1998	Private investor (December 2019 - present); President, The Rierson Group (marketing and consulting firm serving non-profit organizations) (June 2015 - November 2019); Senior Vice President for Development, Colonial Williamsburg Foundation (January 2011 - June 2015).	5	None
Joseph T. Willett 1200 17th Street Suite 1700 Denver, CO 80202 DOB: 1951	Trustee	Since November 2002	Private investor (2002 - present); Chief Operating Officer, Merrill Lynch Europe (1998 - 2002).	5	None
Matthew C. Flavin 1200 17th Street Suite 1700 Denver, CO 80202 DOB: 1979	Trustee	Since August 2019	Chairman and Chief Executive Officer, Concord Energy Holdings (October 2015 - present); Senior Vice President, Energy Corporation of America (March 2012 - October 2015); National Security Council/ Department of Defense Senior Executive Service (November 2008 - February 2012); United States Navy (August 2002 - July 2007).	5	None
Shoshana L. Gillers 1200 17th Street Suite 1700 Denver, CO 80202 DOB: 1974	Trustee	Since April 2022	Chief Privacy Officer, TransUnion, (September 2019 - present); Assistant General Counsel, JPMorgan Chase (April 2015 - August 2019).	5	None

(1)	Each Trustee serves an indefinite term until the election of a successor or until reaching the mandatory retirement age for non-interested Trustees as established by the Trustees and set forth in the Trust’s Statement of Independent Trustee Retirement Policy, or until his or her resignation, death or removal. Each Officer serves an indefinite term, renewed annually, until the election of a successor (or until their resignation or removal).

The Statement of Additional Information includes additional information about the Trustees and is available upon request, without charge, by calling 888-860-8686 or visiting marsicofunds.com.

TRUSTEE AND OFFICER INFORMATION

TRUSTEE AND OFFICER INFORMATION INTERESTED TRUSTEES* AND OFFICERS

Name, Address and Age	Position(s) Held with the Trust	Term of Office(1) and Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee
Thomas F. Marsico(2) 1200 17th Street Suite 1700 Denver, CO 80202 DOB: 1955	Trustee, President, Chief Executive Officer and Chief Investment Officer	Since December 1997	Chief Executive Officer, Marsico Capital Management, LLC (more than five years).	5	None
Lynnett E. F. Macfarlane, CPA 1200 17th Street Suite 1700 Denver, CO 80202 DOB: 1973	Vice President, Secretary and Treasurer	Since March 2023	Executive Vice President Operations (April 2023), Vice President Portfolio Operations, Marsico Capital Management, LLC (more than five years).	N/A	N/A
Richard R. Stein 1200 17th Street Suite 1700 Denver, CO 80202 DOB: 1985	Assistant Secretary	Since August 2023	Senior Counsel, Marsico Capital Management, LLC (October 2021 - present); Associate/Structuring Professional, Partners Group (USA) Inc. (June 2019 - September 2021); Associate, Gleaton Doumany LLP (October 2018 - May 2019)	N/A	N/A
Christopher Girvan 1200 17th Street Suite 1700 Denver, CO 80202 DOB: 1972	Chief Compliance Officer	Since January 2022	Executive Vice President (April 2023), Vice President, Secretary, and Chief Compliance Officer (January 2022), Director of Compliance, Marsico Capital Management, LLC (more than five years).	N/A	N/A

*	Trustees who are “interested persons” of the Funds, as defined in the 1940 Act.

(1)	Each Trustee serves an indefinite term until the election of a successor or until reaching the mandatory retirement age for non-interested Trustees as established by the Trustees and set forth in the Trust’s Statement of Independent Trustee Retirement Policy, or until his or her resignation, death or removal. Each Officer serves an indefinite term, renewed annually, until the election of a successor (or until their resignation or removal).

(2)	Mr. Thomas Marsico is considered an Interested Trustee of the Trust because of his affiliation with Marsico Capital Management, LLC, the Adviser to the Funds.

The Statement of Additional Information includes additional information about the Trustees and is available upon request, without charge, by calling 888-860-8686 or visiting marsicofunds.com.

MARSICO
FUNDS®

The Marsico Investment Fund

UMB Distribution Services, LLC, Distributor

P.O. Box 3210, Milwaukee, WI 53201-3210

marsicofunds.com • 888.860.8686

©2023 MARSICO CAPITAL MANAGEMENT, LLC

Not authorized for distribution unless preceded or accompanied by an effective Marsico Funds Prospectus.

(b) The Registrant did not disseminate any information to shareholders specified by paragraph (c)(3) of Rule 30e-3 under the Act (17 CFR 270.30e-3).

Item 2.	Code of Ethics

(a)  The Registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party. A copy of this code of ethics is attached hereto as Exhibit (a).

(b)  Not used.

(c)  There were no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, and that relates to any element of the code of ethics description.

(d)  The Registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)  Not applicable.

(f)  See attached Exhibit (a).

Item 3.	Audit Committee Financial Expert

(a)(1)         The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee.

(a)(2)          Mr. Joseph T. Willett is the audit committee financial expert. Mr. Willett is “independent” under the applicable rules. Effective January 2, 2024, Mr. Matthew C. Flavin will replace Mr. Joseph T. Willett as the audit committee financial expert. Mr. Flavin is “independent” under the applicable rules.

Item 4.	Principal Accountant Fees and Services

In each of the fiscal years ended September 30, 2023 and September 30, 2022, the aggregate Audit Fees billed (or to be billed) by PricewaterhouseCoopers LLP (PwC) for professional services rendered for the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements as well as reimbursable expenses are listed below.

(a)  Audit Fees.

2023	2022
$209,140	$197,300

(b) Audit-Related Fees.

In each of the fiscal years ended September 30, 2023 and September 30, 2022, the aggregate Audit-Related Fees billed (or to be billed) by PwC for services rendered for assurance and related services to each fund that are reasonably related to the performance of the audit or review of each fund's financial statements, but not reported as Audit Fees, are shown in the table below.

2023	2022
$0	$0

(c)  Tax Fees.

In each of the fiscal years ended September 30, 2023 and September 30, 2022 the aggregate Tax Fees billed (or to be billed) by PwC for professional services rendered for tax compliance, tax advice, and tax planning are shown in the table below.

2023	2022
$60,685	$57,250

All of these fees were approved by the Trust’s Audit Committee as required pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fees included in the Tax Fees category comprise all services performed by professional staff in the independent registered public accounting firm's tax division except those services related to the audit. Typically, this category would include fees for tax compliance, tax planning, and tax advice. Tax compliance, tax advice, and tax planning services include preparation of original and amended tax returns, claims for refund and tax payment-planning services, assistance with tax audits and appeals, tax advice related to mergers and acquisitions and requests for rulings or technical advice from taxing authorities.

(d)  All Other Fees.

In each of the fiscal years ended September 30, 2023 and September 30, 2022 the aggregate Other Fees billed (or to be billed) by PwC for all other non-audit services rendered are shown in the table below.

2023	2022
$0	$0

(e) (1)  Audit Committee Pre-Approval Policies and Procedures:

Pursuant to the Trust’s Audit Committee Charter and Policies and Procedures (collectively, the “Procedures”), the Audit Committee has adopted pre-approval policies and procedures to govern the pre-approval of (i) all audit services and permissible non-audit services to be provided to the Trust by its independent accountant, and (ii) all permissible non-audit services to be provided by such independent accountant to the Trust’s investment adviser and to any entity controlling, controlled by or under common control with the investment adviser that provides on-going services to the Trust (collectively, any “Service Affiliates”) if the engagement directly relates to the Trust’s operations and financial reporting.

In accordance with the Procedures, the Committee is responsible for the engagement of the independent accountant to certify the Trust’s financial statements for each fiscal year. With respect to the pre-approval of non-audit services provided to the Trust and its Service Affiliates, the Procedures provide that the Committee may pre-approve such services on a project-by-project basis as they arise. The Procedures also permit the Committee to delegate authority to the Audit Committee Chairman (the “Designated Member”) to pre-approve any proposed non-audit services that have not been previously approved by the Committee, subject to certain conditions. Any action by the Designated Member in approving a requested non-audit service shall be presented to the Audit Committee not later than at its next scheduled meeting. If the Designated Member does not approve the independent auditor’s provision of a requested non-audit service, the matter may be presented to the full Committee for its consideration and action.

(e)(2)  Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

100% of these fees were approved by the Trust’s Audit Committee as required pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(f) According to PwC for the fiscal year ended September 30, 2023, the percentage of hours spent on the audit of the Marsico Funds’ financial statements for the most recent fiscal year that were attributed to work performed by persons who are not full-time, permanent employees of PwC is as follows:

PwC	2023
Work performed by persons who are not full-time	0%

(g)  In each of the fiscal years ended September 30, 2023 and September 30, 2022, the aggregate fees billed (or to be billed) by PwC relating to non-audit services that were rendered to the Trust, to its investment adviser, and to any entity controlling, controlled by, or under common control with the investment adviser and that provides ongoing services to the Trust are shown in the table below.

2023	2022
$2,000	$2,000

Non-audit services noted in 2023 and 2022 are for an accounting guidance software license utilized and paid for by the investment adviser

(h)  Not applicable.

Item 5.	Audit Committee of Listed Registrants

Not applicable.

Item 6.	Schedule of Investments

The schedule of investments in securities of unaffiliated issuers is included as part of the report to shareholders filed under Item 1.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11.	Controls and Procedures.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended) are effective based on their evaluation of these disclosure controls and procedures within 90 days of the filing date of this report on Form N-CSR.

(b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940, as amended) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.	Exhibits

(a)(1) Code of Ethics - Filed as an attachment to this filing.

(a)(2) Certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)). Filed as an attachment to this filing.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940, as amended, that was sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(a)(4) Change in the registrant’s independent public accountant.

Not applicable.

(b) Certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350). Filed as an attachment to this filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Marsico Investment Fund

By:	/s/ Thomas F. Marsico
Thomas F. Marsico,
Trustee, President, Chief Executive Officer and Chief Investment Officer (Principal Executive Officer)

Date:	December 6, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Thomas F. Marsico
Thomas F. Marsico,
Trustee, President, Chief Executive Officer and Chief Investment Officer (Principal Executive Officer)

Date:	December 6, 2023

By:	/s/ Lynnett E. F. Macfarlane
Lynnett E. F. Macfarlane,
Vice President, Secretary and Treasurer (Principal Financial Officer)

Date:	December 6, 2023